                                                                    EXHIBIT 10.1



                      (COMPOSITE THROUGH AMENDMENT NO. 3)


                               REVOLVING CREDIT
                               ----------------
                                      AND
                                      ---
                              TERM LOAN AGREEMENT
                              -------------------



                         Dated as of January 12, 2000



                                     among



                                 MAPICS, INC.



                              FLEET NATIONAL BANK
                     (FORMERLY KNOWN AS BANKBOSTON, N.A.)



                      and the other lending institutions
                        set forth on Schedule 1 hereto
                                     -------- -



                                      and



                              FLEET NATIONAL BANK
                (FORMERLY KNOWN AS BANKBOSTON, N.A.), as Agent



                     FLEETBOSTON ROBERTSON STEPHENS INC.,
                                  as Arranger

                               TABLE OF CONTENTS
                               -----------------
1.   DEFINITIONS AND RULES OF INTERPRETATION.....................................................   1
     ---------------------------------------
       1.1.       Definitions....................................................................   1
                  -----------
       1.2.       Rules of Interpretation........................................................  22
                  -----------------------
2.   THE REVOLVING CREDIT FACILITY...............................................................  23
     -----------------------------
       2.1.       Commitment to Lend.............................................................  23
                  ------------------
       2.2.       Commitment Fee.................................................................  23
                  --------------
       2.3.       Reduction of Total Commitment..................................................  24
                  -----------------------------
       2.4.       The Revolving Credit Notes.....................................................  24
                  --------------------------
       2.5.       Interest on Revolving Credit Loans.............................................  24
                  ----------------------------------
       2.6.       Requests for Revolving Credit Loans............................................  25
                  -----------------------------------
       2.7.       Conversion Options.............................................................  25
                  ------------------
                  2.7.1.     Conversion to Different Type of Revolving Credit Loan...............  25
                             -----------------------------------------------------
                  2.7.2.     Continuation of Type of Revolving Credit Loan.......................  26
                             ---------------------------------------------
                  2.7.3.     Eurodollar Rate Loans...............................................  26
                             ---------------------
       2.8.       Funds for Revolving Credit Loan................................................  26
                  -------------------------------
                  2.8.1.     Funding Procedures..................................................  26
                             ------------------
                  2.8.2.     Advances by Agent...................................................  27
                             -----------------
       2.9.       Change in Borrowing Base.......................................................  27
                  ------------------------
3.   REPAYMENT OF THE REVOLVING CREDIT LOANS.....................................................  27
     ---------------------------------------
       3.1.       Maturity.......................................................................  27
                  --------
       3.2.       Mandatory Repayments of Revolving Credit Loans.................................  28
                  ----------------------------------------------
       3.3.       Optional Repayments of Revolving Credit Loans..................................  28
                  ---------------------------------------------
4.   THE TERM LOAN...............................................................................  28

       4.1.       Commitment to Lend.............................................................  28
                  ------------------
       4.2.       The Term Notes.................................................................  29
                  --------------
       4.3.       Repayments of the Term Loan....................................................  29
                  ---------------------------
                  4.3.1.     Schedule of Installment Payments of Principal of Term Loan..........  29
                             ----------------------------------------------------------
                  4.3.2.     Proceeds............................................................  30
                             --------
                  4.3.3.     Annual Excess Cash Flow Recapture...................................  30
                             ---------------------------------
       4.4.       Optional Prepayment of Term Loan...............................................  30
                  --------------------------------
       4.5.       Interest on Term Loan..........................................................  31
                  ---------------------
                  4.5.1.     Interest Rates......................................................  31
                             --------------
                  4.5.2.     Notification by Borrower............................................  31
                             ------------------------
                  4.5.3.     Amounts, etc........................................................  31
                             ------------
5.   LETTERS OF CREDIT...........................................................................  32
     -----------------
       5.1.       Letter of Credit Commitments...................................................  32
                  ----------------------------
                  5.1.1.     Commitment to Issue Letters of Credit...............................  32
                             -------------------------------------
                  5.1.2.     Letter of Credit Applications.......................................  32
                             -----------------------------
                  5.1.3.     Terms of Letters of Credit..........................................  32
                             --------------------------
                  5.1.4.     Reimbursement Obligations of Banks..................................  33
                             ----------------------------------
                  5.1.5.     Participations of Banks.............................................  33
                             -----------------------
       5.2.       Reimbursement Obligation of the Borrower.......................................  33
                  ----------------------------------------

       5.3.       Letter of Credit Payments......................................................  34
                  -------------------------
       5.4.       Obligations Absolute...........................................................  34
                  --------------------
       5.5.       Reliance by Issuer.............................................................  35
                  ------------------
       5.6.       Letter of Credit Fee...........................................................  35
                  --------------------
6.   CERTAIN GENERAL PROVISIONS..................................................................  36
     --------------------------
       6.1.       Closing Fee and Funding Fee....................................................  36
                  ---------------------------
       6.2.       Agent's Fee....................................................................  36
                  -----------
       6.3.       Funds for Payments.............................................................  36
                  ------------------
                  6.3.1.     Payments to Agent...................................................  36
                             -----------------
                  6.3.2.     No Offset, etc......................................................  36
                             --------------
       6.4.       Computations...................................................................  37
                  ------------
       6.5.       Inability to Determine Eurodollar Rate.........................................  37
                  --------------------------------------
       6.6.       Illegality.....................................................................  37
                  ----------
       6.7.       Additional Costs, etc..........................................................  38
                  ---------------------
       6.8.       Capital Adequacy...............................................................  39
                  ----------------
       6.9.       Certificate....................................................................  39
                  -----------
       6.10.      Indemnity......................................................................  39
                  ---------
       6.11.      Interest After Default.........................................................  40
                  ----------------------
                  6.11.1.    Overdue Amounts.....................................................  40
                             ---------------
                  6.11.2.    Amounts Not Overdue.................................................  40
                             -------------------
7.   COLLATERAL SECURITY AND GUARANTIES..........................................................  40
     ----------------------------------
       7.1.       Security of Borrower...........................................................  40
                  --------------------
       7.2.       Guaranties and Security of Guarantors..........................................  40
                  -------------------------------------
8.   REPRESENTATIONS AND WARRANTIES..............................................................  41
     ------------------------------
       8.1.       Corporate Authority............................................................  41
                  -------------------
                  8.1.1.     Incorporation; Good Standing........................................  41
                             ----------------------------
                  8.1.2.     Authorization.......................................................  41
                             -------------
                  8.1.3.     Enforceability......................................................  41
                             --------------
       8.2.       Governmental Approvals.........................................................  42
                  ----------------------
       8.3.       Title to Properties; Leases....................................................  42
                  ---------------------------
       8.4.       Financial Statements and Projections...........................................  42
                  ------------------------------------
                  8.4.1.     Fiscal Year.........................................................  42
                             -----------
                  8.4.2.     Financial Statements................................................  42
                             --------------------
                  8.4.3.     Projections.........................................................  42
                             -----------
                  8.4.4.     Solvency............................................................  43
                             --------
       8.5.       No Material Changes, etc.......................................................  43
                  ------------------------
       8.6.       Franchises, Patents, Copyrights, etc...........................................  43
                  ------------------------------------
       8.7.       Litigation.....................................................................  43
                  ----------
       8.8.       No Materially Adverse Contracts, etc...........................................  44
                  ------------------------------------
       8.9.       Compliance with Other Instruments, Laws, etc...................................  44
                  --------------------------------------------
       8.10.      Tax Status.....................................................................  44
                  ----------
       8.11.      No Event of Default............................................................  44
                  -------------------
       8.12.      Holding Company and Investment Company Acts....................................  44
                  -------------------------------------------
       8.13.      Absence of Financing Statements, etc...........................................  44
                  ------------------------------------
       8.14.      Perfection of Security Interest................................................  45
                  -------------------------------
       8.15.      Certain Transactions...........................................................  45
                  --------------------
       8.16.      Employee Benefit Plans.........................................................  45
                  ----------------------

                  8.16.1.    In General..........................................................  45
                             ----------
                  8.16.2.    Terminability of Welfare Plans......................................  45
                             ------------------------------
                  8.16.3.    Guaranteed Pension Plans............................................  45
                             ------------------------
                  8.16.4.    Multiemployer Plans.................................................  46
                             -------------------
       8.17.      Use of Proceeds................................................................  46
                  ---------------
                  8.17.1.    General.............................................................  46
                             -------
                  8.17.2.    Regulations U and X.................................................  46
                             -------------------
                  8.17.3.    Ineligible Securities...............................................  46
                             ---------------------
       8.18.      Environmental Compliance.......................................................  47
                  ------------------------
       8.19.      Subsidiaries, etc..............................................................  48
                  -----------------
       8.20.      Bank Accounts..................................................................  48
                  -------------
       8.21.      Capitalization and Transaction Documents.......................................  48
                  ----------------------------------------
       8.22.      Chief Executive Office.........................................................  49
                  ----------------------
       8.23.      Disclosure.....................................................................  49
                  ----------
9.   AFFIRMATIVE COVENANTS OF THE BORROWER.......................................................  49
     -------------------------------------
       9.1.       Punctual Payment...............................................................  49
                  ----------------
       9.2.       Maintenance of Office..........................................................  49
                  ---------------------
       9.3.       Records and Accounts...........................................................  49
                  --------------------
       9.4.       Financial Statements, Certificates and Information.............................  50
                  --------------------------------------------------
       9.5.       Notices........................................................................  51
                  -------
                  9.5.1.     Defaults............................................................  51
                             --------
                  9.5.2.     Environmental Events................................................  52
                             --------------------
                  9.5.3.     Notification of Claim against Collateral............................  52
                             ----------------------------------------
                  9.5.4.     Notice of Litigation and Judgments..................................  52
                             ----------------------------------
       9.6.       Corporate Existence; Maintenance of Properties.................................  52
                  ----------------------------------------------
       9.7.       Insurance......................................................................  53
                  ---------
       9.8.       Taxes..........................................................................  53
                  -----
       9.9.       Inspection of Properties and Books, etc........................................  53
                  ---------------------------------------
                  9.9.1.     General.............................................................  53
                             -------
                  9.9.2.     Collateral Reports..................................................  53
                             ------------------
                  9.9.3.     Environmental Assessments...........................................  54
                             -------------------------
                  9.9.4.     Communications with Accountants.....................................  54
                             -------------------------------
       9.10.      Compliance with Laws, Contracts, Licenses, and Permits.........................  55
                  ------------------------------------------------------
       9.11.      Employee Benefit Plans.........................................................  55
                  ----------------------
       9.12.      Use of Proceeds................................................................  55
                  ---------------
       9.13.      New Guarantors.................................................................  55
                  --------------
       9.14.      Copyright Registration.........................................................  55
                  ----------------------
       9.15.      Interest Rate Protection.......................................................  56
                  ------------------------
       9.16.      Cash Management................................................................  56
                  ---------------
       9.17.      Additional Subsidiaries........................................................  56
                  -----------------------
       9.18.      Further Assurances.............................................................  56
                  ------------------
10.   CERTAIN NEGATIVE COVENANTS OF THE BORROWER.................................................  56
      ------------------------------------------
       10.1.      Restrictions on Indebtedness...................................................  56
                  ----------------------------
       10.2.      Restrictions on Liens..........................................................  58
                  ---------------------
       10.3.      Restrictions on Investments....................................................  59
                  ---------------------------
       10.4.      Restricted Payments............................................................  61
                  -------------------
       10.5.      Merger, Consolidation and Disposition of Assets................................  62
                  -----------------------------------------------

                  10.5.1.    Mergers and Acquisitions............................................  62
                             ------------------------
                  10.5.2.    Disposition of Assets...............................................  62
                             ---------------------
       10.6.      Sale and Leaseback.............................................................  62
                  ------------------
       10.7.      Compliance with Environmental Laws.............................................  62
                  ----------------------------------
       10.8.      Subordinated Debt..............................................................  63
                  -----------------
       10.9.      Employee Benefit Plans.........................................................  63
                  ----------------------
       10.10.       Business Activities..........................................................  63
                    -------------------
       10.11.       Fiscal Year..................................................................  63
                    -----------
       10.12.       Transactions with Affiliates.................................................  63
                    ----------------------------
       10.13.       Upstream Limitations.........................................................  64
                    --------------------
       10.14.       Inconsistent Agreements......................................................  64
                    -----------------------
       10.15.       Modification of Documents and Charter Documents..............................  64
                    -----------------------------------------------
11.   FINANCIAL COVENANTS OF THE BORROWER........................................................  64
      -----------------------------------
       11.1.      Leverage Ratio.................................................................  64
                  --------------
       11.2.      Consolidated Operating Cash Flow to Debt Service...............................  65
                  ------------------------------------------------
       11.3.      Profitable Operations..........................................................  65
                  ---------------------
       11.4.      Quick Ratio....................................................................  65
                  -----------
       11.5.      Operating Leases...............................................................  65
                  ----------------
12.   CLOSING CONDITIONS.........................................................................  66
      ------------------
       12.1.      Loan Documents etc.............................................................  66
                  ------------------
                  12.1.1.  Loan Documents........................................................  66
                           --------------
                  12.1.2.  Transaction Documents.................................................  66
                           ---------------------
       12.2.      Certified Copies of Charter Documents..........................................  66
                  -------------------------------------
       12.3.      Corporate Action...............................................................  66
                  ----------------
       12.4.      Incumbency Certificate.........................................................  66
                  ----------------------
       12.5.      Validity of Liens..............................................................  67
                  -----------------
       12.6.      Perfection Certificates and UCC Search Results.................................  67
                  ----------------------------------------------
       12.7.      Certificates of Insurance......................................................  67
                  -------------------------
       12.8.      Opinion of Counsel.............................................................  67
                  ------------------
       12.9.      Satisfaction of Conditions of Merger Agreement.................................  67
                  ----------------------------------------------
       12.10.       Completion of Transaction, etc...............................................  67
                    ------------------------------
       12.11.       Completion of Successful Financial Inquiry...................................  68
                    ------------------------------------------
       12.12.       Consents and Approvals.......................................................  68
                    ----------------------
       12.13.       Capital Structure............................................................  68
                    -----------------
       12.14.       Payment of Fees..............................................................  68
                    ---------------
       12.15.       Payoff of Existing Obligations...............................................  68
                    ------------------------------
       12.16.       Disbursement Instructions....................................................  68
                    -------------------------
13.   CONDITIONS TO ALL BORROWINGS...............................................................  68
      ----------------------------
       13.1.      Representations True; No Event of Default......................................  68
                  -----------------------------------------
       13.2.      No Legal Impediment............................................................  69
                  -------------------
       13.3.      Governmental Regulation........................................................  69
                  -----------------------
       13.4.      Proceedings and Documents......................................................  69
                  -------------------------
       13.5.      Borrowing Base Report..........................................................  69
                  ---------------------
14.   EVENTS OF DEFAULT; ACCELERATION; ETC. .....................................................  69
      ------------------------------------
       14.1.      Events of Default and Acceleration.............................................  69
                  ----------------------------------
       14.2.      Termination of Commitments.....................................................  73
                  --------------------------

       14.3.      Remedies.......................................................................  73
                  --------
       14.4.      Distribution of Collateral Proceeds............................................  74
                  -----------------------------------
15.   SETOFF.....................................................................................  75
      ------
16.   THE AGENT..................................................................................  75
      ---------
       16.1.      Authorization..................................................................  75
                  -------------
       16.2.      Employees and Agents...........................................................  76
                  --------------------
       16.3.      No Liability...................................................................  76
                  ------------
       16.4.      No Representations.............................................................  76
                  ------------------
                  16.4.1.    General.............................................................  76
                             -------
                  16.4.2.    Closing Documentation, etc. ........................................  77
                             ---------------------------
       16.5.      Payments.......................................................................  77
                  --------
                  16.5.1.    Payments to Agent...................................................  77
                             -----------------
                  16.5.2.    Distribution by Agent...............................................  77
                             ---------------------
                  16.5.3.    Delinquent Banks....................................................  78
                             ----------------
       16.6.      Holders of Notes...............................................................  78
                  ----------------
       16.7.      Indemnity......................................................................  78
                  ---------
       16.8.      Agent as Bank..................................................................  79
                  -------------
       16.9.      Resignation....................................................................  79
                  -----------
       16.10.       Notification of Defaults and Events of Default...............................  79
                    ----------------------------------------------
       16.11.       Duties in the Case of Enforcement............................................  79
                    ---------------------------------
17.   EXPENSES AND INDEMNIFICATION...............................................................  80
      ----------------------------
       17.1.      Expenses.......................................................................  80
                  --------
       17.2.      Indemnification................................................................  80
                  ---------------
       17.3.      Survival.......................................................................  81
                  --------
18.   TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION..............................................  81
      ---------------------------------------------
       18.1.      Sharing of Information with Section 20 Subsidiary..............................  81
                  -------------------------------------------------
       18.2.      Confidentiality................................................................  82
                  ---------------
       18.3.      Prior Notification.............................................................  82
                  ------------------
       18.4.      Other..........................................................................  82
                  -----
19.   SURVIVAL OF COVENANTS, ETC.................................................................  82
      --------------------------
20.   ASSIGNMENT, ACCESSION AND PARTICIPATION....................................................  83
      ---------------------------------------
       20.1.      Condition to Assignment and Accession..........................................  83
                  -------------------------------------
                  20.1.1.    Conditions to Assignment by Banks...................................  83
                             ---------------------------------
                  20.1.2.    Accession...........................................................  83
                             ---------
       20.2.      Certain Representations and Warranties; Limitations; Covenants.................  84
                  --------------------------------------------------------------
       20.3.      Register.......................................................................  85
                  --------
       20.4.      New Notes......................................................................  85
                  ---------
       20.5.      Participations.................................................................  86
                  --------------
       20.6.      Disclosure.....................................................................  86
                  ----------
       20.7.      Assignee or Participant Affiliated with the Borrower...........................  86
                  ----------------------------------------------------
       20.8.      Miscellaneous Assignment Provisions............................................  87
                  -----------------------------------
       20.9.      Assignment by Borrower.........................................................  87
                  ----------------------
21.   NOTICES, ETC...............................................................................  87
      ------------
22.   GOVERNING LAW..............................................................................  88
      -------------
23.   HEADINGS...................................................................................  89
      --------
24.   COUNTERPARTS...............................................................................  89
      ------------

25.   ENTIRE AGREEMENT, ETC......................................................................  89
      ---------------------
26.   WAIVER OF JURY TRIAL.......................................................................  89
      --------------------
27.   CONSENTS, AMENDMENTS, WAIVERS, ETC.........................................................  89
      ----------------------------------
28.   SEVERABILITY...............................................................................  91
      ------------

                                   SCHEDULES
                                   ---------

               Schedule 1          Banks; Commitments
               Schedule 8.7        Litigation
               Schedule 8.10       Taxes
               Schedule 8.18       Environmental Compliance
               Schedule 8.19(a)    Subsidiaries
               Schedule 8.19(b)    Joint Ventures
               Schedule 10.1       Existing Indebtedness
               Schedule 10.2       Existing Liens
               Schedule 10.3       Existing Investments

                                   EXHIBITS
                                   --------

               Exhibit A           Form of Borrowing Base Report
               ------- -
               Exhibit B           Form of Revolving Credit Note
               ------- -
               Exhibit C           Form of Loan Request
               ------- -
               Exhibit D           Form of Term Note
               ------- -
               Exhibit E           Form of Compliance Certificate
               ------- -
               Exhibit F           Form of Assignment and Acceptance
               ------- -
               Exhibit G           Form of Instrument of Accession
               ------- -
               Exhibit H           Form of Consolidating Reports
               ------- -

                               REVOLVING CREDIT
                               ----------------
                                      AND
                                      ---
                              TERM LOAN AGREEMENT
                              -------------------

     This REVOLVING CREDIT AND TERM LOAN AGREEMENT is made as of January 12, 2000, by and among MAPICS, INC. (the "Borrower"), a Georgia corporation having its principal place of business at 1000 Windward Concourse Parkway, Suite 100, Alpharetta, Georgia 30005, FLEET NATIONAL BANK (formerly known as BANKBOSTON, N.A.) and the other lending institutions listed on Schedule 1 hereto, and, FLEET
                                                   -------- -
NATIONAL BANK (formerly known as BANKBOSTON, N.A.), as agent for itself and such other lending institutions.

                  1.  DEFINITIONS AND RULES OF INTERPRETATION.
                      ---------------------------------------

     1.1  Definitions. The following terms shall have the meanings set forth
          -----------

in this (S)1 or elsewhere in the provisions of this Credit Agreement referred to below:

     Accounts Receivable.  All rights of the Borrower or any of the
     -------------------
Guarantors to payment for goods sold, leased, licensed or otherwise marketed in the ordinary course of business or services rendered in the ordinary course of business and all sums of money or other proceeds due thereon pursuant to transactions with account debtors, except for that portion of the sum of money or other proceeds due thereon that relate to sales, use or property taxes in conjunction with such transactions, recorded on books of account in accordance with generally accepted accounting principles.

     Adjusted EBITDA.  With respect to any fiscal period, an amount equal to the
     ----------------
sum of (a) Consolidated Net Income (or Loss) of the Borrower and its Subsidiaries for such fiscal period, plus (b) in each case to the extent
                                     ----
deducted in the calculation of such Person's Consolidated Net Income (or Loss) and without duplication (i) amortization and depreciation for such period, plus
                                                                           ----
(ii) tax expense for such period, plus (iii) Consolidated Total Interest Expense
                                  ----
paid or accrued during such period, plus (iv) noncash losses (or minus noncash
                                    ----                         -----
gains) on any Asset Sale outside the ordinary course of business for such period, plus (v) the noncash effect of accounting changes for such period, plus
        ----                                                               ----
(vi) noncash losses (or minus noncash gains) arising from any non-cash one time
                        -----
write-up or write-down in the book value of any assets for such period, but only to the extent such a write-up or write-down in the book value of such asset would otherwise have been treated as amortization and/or depreciation of such asset on the profit and loss statement of the Borrower, plus (vii) for purposes
                                                        ----
of compliance with (S)11 only, the losses and liabilities in the aggregate amount of not more than $4,500,000 arising from any one time write-downs or expensing associated with the Trilogy and MQ Series licenses, all as determined in accordance with generally accepted accounting principles, minus (c) the
                                                             -----
portion of the costs of software development required to be capitalized pursuant to FASB Statement No. 86 for such period, plus (d) non-recurring non-cash
                                          ----
charges associated with the Transaction for such period in an amount not to exceed $10,000,000 in the aggregate, plus (e) non-recurring cash charges and one
                                     ----
time administrative expenses associated with the Transaction for such period in an amount not to exceed $4,000,000 in the aggregate.

     Adjustment Date.  The first day of the month immediately following the
     ---------------
month in which a Compliance Certificate is to be delivered by the Borrower pursuant to (S)9.4(d).

     Affiliate.  Any Person that would be considered to be an affiliate of  the
     ---------
Borrower or any Subsidiary under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if the Borrower or such Subsidiary were issuing securities.

     Agent's Head Office.  The Agent's head office located at 100 Federal
     -------------------
Street, Boston, Massachusetts 02110, or at such other location as the Agent may designate from time to time.

     Agent.  Fleet National Bank (f/k/a BankBoston, N.A.) acting as agent for
     -----
the Banks.

     Agent's Special Counsel.  Bingham Dana  LLP or such other counsel as may be
     -----------------------
approved by the Agent.

     Applicable Margin.  For each period commencing on an Adjustment Date
     -----------------
through the date immediately preceding the next Adjustment Date (each a "Rate Adjustment Period"), the Applicable Margin shall be the applicable margin set forth below with respect to the Borrower's Leverage Ratio, as determined for the fiscal period ending on the fiscal quarter ended immediately preceding the applicable Rate Adjustment Period.


---------------------------------------------------------------------------------------------
                                                 Base Rate       Libor       Commitment
   Tier           Leverage Ratio                   Loans          Rate          Fee
                                                                 Loans
---------------------------------------------------------------------------------------------
     1      Greater than or equal to                 1.75%        3.00%          0.50%
                1.75:1.00
---------------------------------------------------------------------------------------------
     2      Greater than or equal to                 1.50%        2.75%          0.50%
            1.25:1.00 but less than
                1.75:1.00
---------------------------------------------------------------------------------------------
     3      Less than 1.25:1.00                      1.25%        2.50%         0.375%
---------------------------------------------------------------------------------------------

     Notwithstanding the foregoing, (a) for Loans outstanding and the Commitment Fee payable during the period commencing on the Closing Date through the date immediately preceding the first Adjustment Date to occur after

September 30, 2000, the Applicable Margin shall be the Applicable Margin set forth in Tier 1 above; provided, however that if at the time of the delivery of
                       --------  -------
the Compliance Certificate for the fiscal quarter ending September 30, 2000 such Compliance Certificate evidences that the Borrower is entitled to a lower pricing level than Tier 1, then such decrease in the pricing shall be retroactive to October 1, 2000, and (b) if the Borrower fails to deliver any Compliance Certificate pursuant to (S)9.4(d) hereof then, for the period commencing on the Adjustment Date to occur subsequent to such failure through the date immediately following the date on which such Compliance Certificate is delivered, the Applicable Margin shall be the highest Applicable Margin set forth above.

     Asset Sale.  Any one or series of related transactions on which any Person
     -----------
conveys, sells, transfers or otherwise disposes of, directly or indirectly, any of its properties, businesses or assets (including the sale or issuance of capital stock of any Subsidiary other than to the Borrower or any Subsidiary) whether owned on the Closing Date or thereafter acquired.

     Assignment and Acceptance.  See (S)20.1.1.
     -------------------------

     Assumption Agreement.  That certain Assumption Agreement, dated on the date
     --------------------
Pivotpoint becomes a Subsidiary of the Borrower between Pivotpoint and the Agent and in form and substance satisfactory to the Agent and the Banks.

     Balance Sheet Date.  September 30, 1999.
     ------------------

     Banks.  Fleet and the other lending institutions listed on Schedule 1
     -----                                                      -------- -
hereto and any other Person who becomes an assignee of any rights and obligations of a Bank pursuant to (S)20.

     Base Rate.  The higher of (a) the annual rate of interest announced from
     ---------
time to time by Fleet at its head office in Boston, Massachusetts, as its "base rate" or "prime rate" and (b) one-half of one percent (1/2%) above the Federal Funds Effective Rate. For the purposes of this definition, "Federal Funds Effective Rate" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three funds brokers of recognized standing selected by the Agent.

     Base Rate Loans.  All or any portion of the Revolving Credit Loans and the
     ---------------
Term Loan bearing interest calculated by reference to the Base Rate.

     Borrower.  As defined in the preamble hereto.
     --------

     Borrowing Base.  At the relevant time of reference thereto, an amount
     --------------
determined by the Agent by reference to the most recent Borrowing Base Report delivered to the Banks and the Agent pursuant to (S)9.4(f), as adjusted pursuant to the provisions below, which is equal to eighty percent (80%) of Eligible Accounts Receivable for which invoices have been issued and are payable.

The Agent may, in accordance with its standard commercial practices, from time to time, upon five (5) days' prior notice to the Borrower, reduce the lending formula with respect to Eligible Accounts Receivable to the extent that the Agent determines that: (a) the dilution with respect of the Accounts Receivable for any period has increased in any material respect or may be reasonably anticipated to increase in any material respect above historical levels, or (b) the general creditworthiness of account debtors or other obligors of the Borrower has declined in any material respect. In determining whether to reduce the lending formula, the Agent may consider events, conditions, contingencies or risks which are also considered in determining Eligible Accounts Receivable.

     Borrowing Base Report.  A Borrowing Base Report signed by the chief
     ---------------------
financial officer of the Borrower and in substantially the form of Exhibit A
                                                                   ------- -
hereto or in such other form as is agreed to by the Agent and the Borrower.

     Business Day.  Any day other than a Saturday or Sunday on which banking
     ------------
institutions in Boston, Massachusetts, are open for the transaction of commercial banking business and, in the case of Eurodollar Rate Loans, also a day which is a Eurodollar Business Day.

     Capital Assets.  Fixed assets, both tangible (such as land, buildings,
     --------------
fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and goodwill); provided that Capital Assets shall not
                                      --------
include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with generally accepted accounting principles.

     Capital Expenditures.  Amounts paid or Indebtedness incurred by the
     --------------------
Borrower or any of its Subsidiaries in connection with (a) the purchase or lease by the Borrower or any of its Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with generally accepted accounting principles or (b) the lease of any assets by the Borrower or any of its Subsidiaries as lessee under any Synthetic Lease referred to in clause (f) of the definition of the term "Indebtedness" to the extent that such assets would have been Capital Assets had the Synthetic Lease been treated for accounting purposes as a Capitalized Lease.

     Capitalization Documents.  Collectively, the formation documents (including
     ------------------------
without limitation any certificate of incorporation and by-laws) of the Borrower and its Subsidiaries.

     Capitalized Leases.  Leases under which the Borrower or any of its
     ------------------
Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles.

     Cash Equivalents.  As to the Borrower and its Subsidiaries, (a) securities
     ----------------
issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of not more than six (6) months from the date of acquisition; (b) certificates of deposit and eurodollar time deposits with maturities of six (6) months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six (6) months and overnight bank deposits, in each case (i) with any Bank, or
(ii) with any domestic commercial bank having capital and surplus in excess of $300,000,000; (c) repurchase obligations with a term of not more than seven (7) days for underlying securities of the types described in clauses (a) and (b) entered into with any financial institution meeting the qualifications specified in clause (b) above,(d) any commercial paper issued by any Bank, the parent corporation of any Bank or any Subsidiary of such Bank's parent corporation and which matures within six (6) months after the date of acquisition thereof, and
(e) any commercial paper or other security which constitutes an Investment permitted under (S)10.3(c) and which matures within six (6) months after the date of acquisition thereof.

     CERCLA.  See (S)8.18(a).
     ------

     Closing Date.  The first date on which the conditions set forth in (S)12
     ------------
have been satisfied and any Revolving Credit Loans and the Term Loan are to be made or any Letter of Credit is to be issued hereunder.

     Code.  The Internal Revenue Code of 1986.
     ----

     Collateral.  All of the property, rights and interests of the Borrower and
     ----------
its Subsidiaries that are or are intended to be subject to the security interests created by the Security Documents.

     Commitment.  With respect to each Bank, the amount set forth on Schedule 1
     ----------                                                      -------- -
hereto as the amount of such Bank's commitment to make Revolving Credit Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrower, as the same may be modified pursuant to
(S)20.1.2 hereof, and as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

     Commitment Fee.  See (S)2.2.
     --------------

     Commitment Percentage.  With respect to each Bank, the percentage set forth
     ---------------------
on Schedule 1 hereto as such Bank's percentage of the aggregate Commitments of
   -------- -
all of the Banks, and with respect to the Term Loan, the percentage amount set forth on Schedule 1 of such Bank's commitment to make the Term Loan.
         ----------

     Compliance Certificate.  A certificate delivered pursuant to (S)9.4(d).
     ----------------------

     Consolidated or consolidated.  With reference to any term defined herein,
     ----------------------------
shall mean that term as applied to the accounts of the Borrower and its Subsidiaries, consolidated in accordance with generally accepted accounting principles.

     Consolidated Current Liabilities.  All liabilities and other Indebtedness
     --------------------------------
of the Borrower and its Subsidiaries, excluding deferred revenue, on a consolidated basis maturing on demand or within one (1) year from the date as of which Consolidated Current Liabilities are to be determined, including the principal amount of Revolving Credit Loans outstanding on any date of determination; and such other liabilities as may properly be classified as current liabilities in accordance with generally accepted accounting principles.

     Consolidated Excess Cash Flow.  With respect to the Borrower and its
     -----------------------------
Subsidiaries and any particular fiscal period, an amount equal to (a) Consolidated Operating Excess Cash Flow for such period less (b) the sum of (i)
                                                        ----
Consolidated Total Interest Expense for such period, plus (ii) any mandatory
                                                     ----
repayments (whether scheduled or otherwise) of principal and voluntary permanent prepayments of principal on any Indebtedness of the Borrower or any of its Subsidiaries paid or due and payable during such period (other than payments made in respect of the prior fiscal year's Consolidated Excess Cash Flow).

     Consolidated Financial Obligations.  With respect to any fiscal quarter, an
     ----------------------------------
amount equal to the sum of all payments of principal on Indebtedness that become due and payable or that are to become due and payable during the such fiscal quarter pursuant to any agreement or instrument to which the Borrower or any Subsidiary is a party relating to Total Funded Indebtedness. For purposes of this definition, any obligations in respect of Total Funded Indebtedness which are on a demand basis shall be deemed to be due and payable during any fiscal quarter during which such obligations are outstanding. In addition, for the avoidance of doubt, Consolidated Financial Obligations do not include (a) trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith; (b) voluntary repayments of any amounts outstanding under the Credit Agreement; and
(c) mandatory repayments of principal on the Term Loan required under (S)4.3.3 of the Credit Agreement.

     Consolidated Net Income (or Loss).  The consolidated net income (or loss)
     ---------------------------------
of the Borrower and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with generally accepted accounting principles, after eliminating therefrom all extraordinary items of income and all extraordinary noncash items of loss.

     Consolidated Operating Cash Flow.  For any period, an amount equal to (a)
     --------------------------------
Adjusted EBITDA for such period, less (b) the sum of (i) cash payments for all
                                 ----
taxes paid during such period, plus (ii) Capital Expenditures made during such
                               ----
period.

     Consolidated Operating Excess Cash Flow.  For any period, an amount equal
     ---------------------------------------
to (a) the sum of (i) Adjusted EBITDA for such period, plus (ii) if applicable,
                                                       ----
in-flows resulting from Net Working Capital Changes for such period, less (b)
                                                                     ----
the sum of (i) cash payments for all taxes paid during such period, plus (ii)
                                                                    ----
Capital Expenditures made during such period, plus (iii) if applicable, out-
                                              ----
flows resulting from Net Working Capital Changes for such period.

     Consolidated Quick Assets.  All cash, Cash Equivalents and Accounts
     -------------------------
Receivable of the Borrower and its Subsidiaries on a consolidated basis that, in accordance with generally accepted accounting principles, are properly classified as current assets, provided that accounts receivable shall be
                              --------
included only if good and collectible as determined by the Borrower in accordance with established practice consistently applied; and such accounts receivable shall be taken at their face value less reserves determined to be sufficient in accordance with generally accepted accounting principles.

     Consolidated Total Assets.  All assets ("consolidated balance sheet
     -------------------------
assets") of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles.

     Consolidated Total Interest Expense.  For any period, the aggregate amount
     -----------------------------------
of interest required to be paid or accrued by the Borrower and its Subsidiaries during such period on all Indebtedness of the Borrower and its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of any Capitalized Lease, or any Synthetic Lease referred to in clause (f) of the definition of the term "Indebtedness," and including commitment fees, agency fees, facility fees (excluding the closing fees to be paid pursuant to the Fee Letter), balance deficiency fees and similar fees or expenses in connection with the borrowing of money.

     Consolidated Total Liabilities.  All liabilities of the Borrower and its
     ------------------------------
Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles and classified as such on the consolidated balance sheet of the Borrower and its Subsidiaries, and all other Indebtedness of the Borrower and its Subsidiaries whether or not so classified, provided,
                                                                   ---------
however, for purposes of the Credit Agreement, Consolidated Total Liabilities
-------
shall not include any amounts relating to the deferred revenues of the Borrower or any Subsidiary.

     Consolidating.  With reference to any term defined herein, shall mean that
     -------------
term as applied to the accounts or financial statements, as applicable, of the Consolidating Entities presented in the format set forth on Exhibit H hereto,
                                                            ---------
which format may be modified with the written consent of the Agent and the Borrower.

     Consolidating Entities.  The Borrower and its Subsidiaries presented in the
     ----------------------
following geographical groups: (a) the United States business of the Borrower (excluding the corporate division of the Borrower), all Domestic Subsidiaries of the

Borrower and all Foreign Subsidiaries organized in Canada, taken together;
(b) the Latin American division of the Borrower and all Foreign Subsidiaries organized in Latin American countries, taken together; (c) the Asian Pacific division of the Borrower and all Foreign Subsidiaries organized in Asian Pacific countries, taken together; (d) the European division of the Borrower and all Foreign Subsidiaries organized in European countries, taken together; and (e) the corporate division of the Borrower. The definition of Consolidating Entities may be modified with the written consent of the Agent and the Borrower.

     Continuing Director.  As of any date of determination, any member of the
     -------------------
board of directors of the Borrower (a) who was a member of such board of directors on the Closing Date, or (b) was nominated for election or elected to such board of directors with the approval of a majority of directors who were members of such board of directors at the time of such nomination or election.

     Conversion Request.  A notice given by the Borrower to the Agent of the
     ------------------
Borrower's election to convert or continue a Loan in accordance with (S)2.7.

     Copyright Mortgages.  The several Copyright Mortgage and Security
     -------------------
Agreements, dated or to be dated on or prior to the Closing Date, made by the Borrower and the Guarantors, if any, in favor of the Agent and in form and substance satisfactory to the Banks and the Agent.

     Credit Agreement.  This Revolving Credit and Term Loan Agreement, including
     ----------------
the Schedules and Exhibits hereto.

     Default.  See (S)14.1.
     -------

     Delinquent Bank.  See (S)16.5.3.
     ---------------

     Deminimis Subsidiary.  See (S)14.1(g) hereof.
     --------------------

     Distribution.  The declaration or payment of any dividend on or in respect
     ------------
of any shares of any class of capital stock of the Borrower, other than dividends payable solely in shares of common stock of the Borrower; the purchase, redemption, or other retirement of any shares of any class of capital stock of the Borrower, directly or indirectly through a Subsidiary of the Borrower or otherwise; the return of capital by the Borrower to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of the Borrower.

     Dollars or $.  Dollars in lawful currency of the United States of America.
     -------    -

     Domestic Lending Office.  Initially, the office of each Bank designated as
     -----------------------
such in Schedule 1 hereto; thereafter, such other office of such Bank, if any,
        -------- -
located within the United States that will be making or maintaining Base Rate Loans.

     Domestic Subsidiary.  Any Subsidiary which is not a Foreign Subsidiary.
     -------------------

     Drawdown Date.  The date on which any Revolving Credit Loan or the Term
     -------------
Loan is made or is to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with (S)2.7 or all or any portion of the Term Loan is converted or continued in accordance with (S)4.5.2.

     Eligible Accounts Receivable.  The aggregate of the unpaid portions of
     ----------------------------
Accounts Receivable (net of any credits, rebates, offsets, holdbacks or other adjustments or commissions payable to third parties that are adjustments to such Accounts Receivable) (a) that the Borrower reasonably and in good faith determines to be collectible; (b) that are with account debtors or other obligors that (i) are not Affiliates of the Borrower, (ii) purchased or licensed the goods or services giving rise to the relevant Account Receivable in an arm's length transaction, (iii) are not insolvent or involved in any case or proceeding, whether voluntary or involuntary, under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, dissolution, liquidation or similar law of any jurisdiction and (iv) are, in the Agent's reasonable judgment in accordance with standard commercial practices, creditworthy; (c) that are in payment of obligations that have been fully performed, do not consist of progress billings or bill and hold invoices and are not subject to dispute or any other similar claims that would reduce the cash amount payable therefor; (d) that are not subject to any pledge, restriction, security interest or other lien or encumbrance other than those created by the Loan Documents; (e) in which the Agent has a valid and perfected first priority security interest; (f) that are not outstanding for more than ninety (90) days past the earlier to occur of (i) the date of the respective invoices therefor and (ii) the date of shipment thereof in the case of goods or the end of the calendar month following the provision thereof in the case of services, unless the Agent in its discretion approves an extension of such time period; (g) that are not due from an account debtor or other obligor located in Minnesota unless the Borrower (i) has received a certificate of authority to do business and is in good standing in such state or (ii) has filed a notice of business activities report with the appropriate office or agency of such state for the current year;
(h) that are not due from any single account debtor or other obligor if more than twenty percent (20%) of the aggregate amount of all Accounts Receivable owing from such account debtor or other obligor would otherwise not be Eligible Accounts Receivable; (i) that are payable in Dollars; (j) that are not payable from an office outside of the United States, Puerto Rico or Canada unless the Agent in its reasonable discretion approves the inclusion of such foreign receivables; and (k) that are not secured by a letter of credit unless the Agent has a prior, perfected security interest in such letter of credit. General criteria for Eligible Accounts Receivable may be established and revised from time to time by the Agent.

     Eligible Assignee.  Any of (a) a commercial bank or finance company
     -----------------
organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any

State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with generally accepted accounting principles; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a
                                    --------
branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; (e) any investment company, investment fund or other institutional lender (other than a commercial bank, finance company or savings and loan association or savings bank) approved by the Agent which is an "accredited investor" (as defined in Regulation D of the federal Securities and Exchange Commission) engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of business; and (vi) if, but only if, any Event of Default has occurred and is continuing, any other bank, insurance company, commercial finance company or other financial institution or other Person approved by the Agent, such approval not to be unreasonably withheld.

     Employee Benefit Plan.  Any employee benefit plan within the meaning of
     ---------------------
(S)3(3) of ERISA maintained of contributed to by the Borrower or any ERISA Affiliate, other than a Guaranteed Pension Plan or a Multiemployer Plan.

     Environmental Laws.  See (S)8.18(a).
     ------------------

     EPA.  See (S)8.18(b).
     ---

     Equity Issuance.  The sale or issuance by the Borrower or any of its
     ---------------
Subsidiaries of any of its Capital Stock or equity interests or any warrants, rights or options to acquire its Capital Stock or equity interests.

     ERISA.  The Employee Retirement Income Security Act of 1974.
     -----

     ERISA Affiliate.  Any Person which is treated as a single employer with the
     ---------------
Borrower under (S)414 of the Code.

     ERISA Reportable Event.  A reportable event with respect to a Guaranteed
     ----------------------
Pension Plan within the meaning of (S)4043 of ERISA and the regulations promulgated thereunder.

     Eurocurrency Reserve Rate.  For any day with respect to a Eurodollar Rate
     -------------------------
Loan, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

     Eurodollar Business Day.  Any day on which commercial banks are open for
     -----------------------
international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Agent in its sole discretion acting in good faith.

     Eurodollar Lending Office.  Initially, the office of each Bank designated
     -------------------------
as such in Schedule 1 hereto; thereafter, such other office of such Bank, if
           -------- -
any, that shall be making or maintaining Eurodollar Rate Loans.

     Eurodollar Rate.  For any Interest Period with respect to a Eurodollar Rate
     ---------------
Loan, the rate of interest equal to (a) the rate determined by the Agent at which Dollar deposits for such Interest Period are offered based on information presented on Telerate Page 3750 as of 11:00 a.m. London time on the second Eurodollar Business Day prior to the first day of such Interest Period, divided by (b) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

     Eurodollar Rate Loans.  Revolving Credit Loans and all or any portion of
     ---------------------
the Term Loan bearing interest calculated by reference to the Eurodollar Rate.

     Event of Default.  See (S)14.1.
     ----------------

     Existing Credit Facility.  The Revolving Credit and Term Loan Agreement,
     ------------------------
dated as of August 4, 1997 among the Borrower, BankBoston, N.A., and the other lending institutions party thereto and BankBoston, N.A., as agent, as amended and in effect from time to time.

     Fee Letter.  The fee letter agreement among the Borrower, FRS and the Agent
     ----------
dated on or prior to the Closing Date.

     Fleet.  Fleet National Bank (f/k/a BankBoston, N.A.), a national banking
     -----
association, in its individual capacity.

     Foreign Subsidiary. Any Subsidiary (direct or indirect, existing on the
     ------------------
date hereof or acquired or formed hereafter in accordance with the provisions hereof) of the Borrower which is organized under the laws of a jurisdiction other than the United States of America or a state or other subdivision of the United States of America.

     FRS.  FleetBoston Robertson Stephens Inc., as arranger.
     ---

     generally accepted accounting principles.  (a) When used in (S)11, whether
     ----------------------------------------
directly or indirectly through reference to a capitalized term used therein, means (i) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal periods ended on the Balance Sheet Date, and (ii) to the extent consistent with such principles, the accounting practice of the Borrower reflected in its financial statements for the fiscal period ended on the Balance Sheet Date, and b) when used in general, other than as provided above, means principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (ii) consistently applied with past financial statements of the Borrower adopting the same principles, provided that in each case referred to in this definition of "generally accepted accounting principles" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

     Guaranteed Pension Plan.  Any employee pension benefit plan within the
     -----------------------
meaning of (S)3(2) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

     Guarantors.  Collectively, each Domestic Subsidiary of the Borrower
     ----------
existing on the Closing Date and each other Person which is required to be or become a guarantor from time to time pursuant to (S)9.13 hereof. Each such Person shall be a party to a Guaranty.

     Guaranty.  The Guaranty, dated or to be dated on or prior to the Closing
     --------
Date (or such later date as is required by (S)9.13), made by each Guarantor in favor of the Banks and the Agent pursuant to which each Guarantor guarantees to the Banks and the Agent the payment and performance of the Obligations, and in form and substance satisfactory to the Banks and the Agent.

     Hazardous Substances.  See (S)8.18(b).
     --------------------

     Indebtedness.  As to any Person and whether recourse is secured by or is
     ------------
otherwise available against all or only a portion of the assets of such Person and whether or not contingent, but without duplication:

          (a)  every obligation of such Person for money borrowed,

          (b) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses,

          (c) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person,

          (d) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith),

          (e)  every obligation of such Person under any Capitalized Lease,

          (f) every obligation of such Person under any lease (a "Synthetic Lease") treated as an operating lease under generally accepted accounting principles and as a loan or financing for U.S. income tax purposes,

          (g) all sales by such Person of (A) accounts or general intangibles for money due or to become due, (B) chattel paper, instruments or documents creating or evidencing a right to payment of money or (C) other receivables (collectively "receivables"), whether pursuant to a purchase facility or otherwise, other than in connection with the disposition of the business operations of such Person relating thereto or a disposition of defaulted receivables for collection and not as a financing arrangement, and together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith,

          (h) every obligation of such Person (an "equity related purchase obligation") to purchase, redeem, retire or otherwise acquire for value any shares of capital stock of any class issued by such Person, any warrants, options or other rights to acquire any such shares, or any rights measured by the value of such shares, warrants, options or other rights; provided,
                                                                     --------
     however, solely for purposes of compliance with the financial covenants
     -------
     contained in (S)11 hereof, only that portion of the aggregate amount of all equity related purchase obligations of the Borrower under its stock option plan or in respect of any executive compensation plans in excess of $5,000,000 shall constitute Indebtedness for purposes of calculating such financial covenants,

          (i) every obligation of such Person under any forward contract, futures contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices,

          (j) every obligation in respect of Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor and such terms are enforceable under applicable law,

          (k) every obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guarantying or otherwise acting as surety for, any obligation of a type described in any of clauses
     (i) through (j) (the "primary obligation") of another Person (the "primary obligor"), in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (A) to purchase or pay (or advance or supply funds for the purchase of) any security for the payment of such primary obligation, (B) to purchase property, securities or services for the purpose of assuring the payment of such primary obligation, or (C) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation.

     The "amount" or "principal amount" of any Indebtedness at any time of determination represented by (v) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with generally accepted accounting principles, (w) any Capitalized Lease shall be the principal component of the aggregate of the rentals obligation under such Capitalized Lease payable over the term thereof that is not subject to termination by the lessee, (x) any sale of receivables shall be the amount of unrecovered capital or principal investment of the purchaser (other than the Borrower or any of its wholly-owned Subsidiaries) thereof, excluding amounts representative of yield or interest earned on such investment, (y) any Synthetic Lease shall be the stipulated loss value, termination value or other equivalent amount and (z) any equity related purchase obligation shall be the maximum fixed redemption or purchase price thereof inclusive of any accrued and unpaid dividends to be comprised in such redemption or purchase price.

     Ineligible Securities.  Securities which may not be underwritten or dealt
     ---------------------
in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1993 (12 U.S.C. (S)24, Seventh), as amended.

     Instrument of Accession.  See (S)20.1.2.
     -----------------------

     Interest Payment Date.  (a) As to any Base Rate Loan, the last day of the
     ---------------------
calendar quarter with respect to interest accrued during such calendar quarter, including, without limitation, the calendar quarter which includes the Drawdown Date of such Base Rate Loan; and (b) as to any Eurodollar Rate Loan in respect of which the Interest Period is (i) three (3) months or less, the last day of such Interest Period and (ii) more than three (3) months, the date that is three
(3) months from the first day of such Interest Period and, in addition, the last day of such Interest Period.

     Interest Period.  With respect to each Revolving Credit Loan or all or any
     ---------------
relevant portion of the Term Loan, (a) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the periods set forth below, as selected by the Borrower in a Loan Request or as otherwise required by the terms of this Credit Agreement (i) for any Base Rate Loan, the last day of the calendar quarter; and (ii) for any Eurodollar Rate Loan, 1, 2, 3, or 6 months; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Revolving Credit Loan or all or such portion of the Term Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request; provided that all of
                                                            --------
the foregoing provisions relating to Interest Periods are subject to the following:

          (a) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

          (b) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

          (c) if the Borrower shall fail to give notice as provided in (S)2.7, the Borrower shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan to a Base Rate Loan and the continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto;

          (d) any Interest Period relating to any Eurodollar Rate Loan that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and

          (e) any Interest Period that would otherwise extend beyond the Revolving Credit Loan Maturity Date (if comprising a Revolving Credit Loan) or the Term Loan Maturity Date (if comprising the Term Loan or a portion thereof) shall end on the Revolving Credit Loan Maturity Date or (as the case may be) the Term Loan Maturity Date.

     International Standby Practices.  With respect to any standby Letter of
     -------------------------------
Credit, International Standby Practices (ISP98) as promulgated by the Institute of International Banking Law & Practice, Inc., or any successor code of standby letter of credit practices among banks adopted by the Agent in the ordinary course of business as a standby letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

     Investments.  All expenditures made and all liabilities incurred
     -----------
(contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person.

In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (c) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid; and (e) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof. Notwithstanding anything to the contrary contained in this definition, for purposes of this Credit Agreement, Investments shall exclude any prepaid royalties or advanced commissions paid by the Borrower to any Person.

     Letter of Credit.  See (S)5.1.1.
     ----------------

     Letter of Credit Application.  See (S)5.1.1.
     ----------------------------

     Letter of Credit Fee.  See (S)5.6.
     --------------------

     Letter of Credit Participation.  See (S)5.1.4.
     ------------------------------

     Leverage Ratio.  As at any date of determination, the ratio of (a) Total
     --------------
Funded Indebtedness of the Borrower and its Subsidiaries outstanding on such date to (b) Adjusted EBITDA of the Borrower and its Subsidiaries for the Reference Period ending on such date.

     Loan Documents.  This Credit Agreement, the Notes, the Letter of Credit
     --------------
Applications, the Letters of Credit, the Fee Letter, the Assumption Agreement and the Security Documents.

     Loan Request.  See (S)2.6.
     ------------

     Loans.  The Revolving Credit Loans and the Term Loan.
     -----

     Majority Banks.  As of any date, (a) if there are less than three (3) Banks
     --------------
on such date, all Banks, and (b) if there are three (3) or more Banks on such date, no less than two (2) Banks holding at least fifty-one percent (51%) of the outstanding principal amount of the Loans, plus the unused portion of the
                                           ----
Commitments on such date, plus the Maximum Drawing Amount of all issued and
                          ----
outstanding Letters of Credit on such date; and if no such Loans and Letter of Credit are outstanding, the Banks whose aggregate Commitments constitutes at least fifty-one percent (51%) of the Total Commitment.

     MAPICS Business Solutions.  Collectively, those transactions by which the
     -------------------------
Borrower intends to consolidate some or all of its North American sales affiliate channels into a lesser number of organizations and acquire an equity interest in such organizations through a contribution of cash or capital stock, all on such terms and conditions as may be mutually agreed upon by the parties thereto, all such terms and conditions to be reasonably satisfactory to the Agent.

     MAPICS University.  The transaction by which the Borrower intends to
     -----------------
acquire all of the ownership interests of the services business named "MAPICS University" in exchange for shares of the common stock of the Borrower and such other terms and conditions as may be mutually agreed upon by the parties thereto, all such terms and conditions to be reasonably satisfactory to the Agent.

     Material Adverse Effect.  A material adverse effect on (a) the business,
     -----------------------
condition (financial or otherwise), operations, performance, properties or prospects of the Borrower, individually, or the Borrower and the Guarantors, taken as a whole, or the Collateral, (b) the rights and remedies of the Agent or any Bank under any Loan Document, or (c) the validity or enforceability of any of the Loan Documents.

     Maximum Drawing Amount.  The maximum aggregate amount that the
     ----------------------
beneficiaries may at any time draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

     Merger.  The merger of Merger Subsidiary with and into Pivotpoint, Inc., a
     ------
Massachusetts corporation, pursuant to the terms of the Merger Agreement.

     Merger Agreement.  The Merger Agreement, dated as of December 15 1999,
     ----------------
among the Borrower, the Merger Subsidiary and Pivotpoint, Inc., together with all schedules and exhibits thereto in form and substance acceptable to the Agent and the Banks.

     Merger Subsidiary.  Mapics Merger Corp., a Massachusetts corporation.
     -----------------

     Multiemployer Plan.  Any multiemployer plan within the meaning of (S)3(37)
     ------------------
of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

     Net Cash Proceeds.  With respect to any Equity Issuances, the excess of the
     -----------------
gross cash proceeds received by such Person for such Equity Issuance after deduction of all reasonable and customary transaction expenses (including without limitation, underwriting discounts and commissions) actually incurred in connection with such a sale or other issuance.

     Net Cash Sale Proceeds.  The net cash proceeds received by a Person in
     ----------------------
respect of any Asset Sale, less the sum of (a) all reasonable out-of-pocket fees, commissions and other reasonably and customary expenses actually incurred in connection with such Asset Sale, including the amount of income, franchise, sales and other applicable taxes required to be paid by such Person in connection with such Asset Sale, and (b) the aggregate amount of cash so received by such Person which is required to be used to retire (in whole or in part) any Indebtedness (other than under the Loan Documents) of such Person permitted by this Credit Agreement that was secured by a lien or security interest permitted by this Credit Agreement having priority over the liens and security interests (if any) of the Agent (for the benefit of the Agent and the Banks) with respect to such assets transferred and which is required to be repaid in whole or in part (which repayment, in the case of any other revolving credit arrangement or multiple advance arrangement, reduces the commitment thereunder) in connection with such Asset Sale.

     Net Working Capital Changes.  For any fiscal period, the net change from
     ---------------------------
the immediately preceding like fiscal period in (a) both billed and unbilled Accounts Receivable, (b) current accounts payable of the Borrower and its Subsidiaries, (c) current accruals and accretions (exclusive of interest accruals and accretions) of the Borrower and its Subsidiaries, and (d) inventory of the Borrower and its Subsidiaries, as determined in accordance with generally accepted accounting principles.

     Non-Material Subsidiary.  At the relevant time of determination, any
     -----------------------
Subsidiary (other than a Guarantor) with a Consolidated Net Worth of less than $500,000.

     Notes.  The Term Notes and the Revolving Credit Notes.
     -----

     Obligations.  All indebtedness, obligations and liabilities of any of the
     -----------
Borrower and its Subsidiaries to any of the Banks and the Agent, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or in respect of any of the Loans made or Reimbursement Obligations incurred or any of the Notes, Letter of Credit Application, Letter of Credit or other instruments at any time evidencing any thereof or under any interest rate swap, cap or other hedging agreements between the Borrower and any of the Banks.

     outstanding.  With respect to the Loans, the aggregate unpaid principal
     -----------
thereof as of any date of determination.

     PBGC.  The Pension Benefit Guaranty Corporation created by (S)4002 of ERISA
     ----
and any successor entity or entities having similar responsibilities.

     Perfection Certificates.  The Perfection Certificates as defined in the
     -----------------------
Security Agreements.

     Permitted Liens.  Liens, security interests and other encumbrances
     ---------------
permitted by (S)10.2.

     Person.  Any individual, corporation, partnership, trust, unincorporated
     ------
association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

     Pivotpoint.  Pivotpoint, Inc., a Massachusetts corporation and the survivor
     ----------
of the Merger.

     Rate Adjustment Period.  See the definition of Applicable Margin.
     ----------------------

     RCRA.  See (S)8.18(a).
     ----

     Real Estate.  All real property at any time owned or leased (as lessee or
     -----------
sublessee) by the Borrower or any of its Subsidiaries.

     Record.  The grid attached to a Note, or the continuation of such grid, or
     ------
any other similar record, including computer records, maintained by any Bank with respect to any Loan referred to in such Note.

     Reference Bank.  Fleet.
     --------------

     Reference Period.  As of any date of determination, the period of four (4)
     ----------------
consecutive fiscal quarters of the Borrower and its Subsidiaries ending on such date, or if such date is not a fiscal quarter end date, the period of four (4) consecutive fiscal quarters most recently ended.

     Register.  See (S)20.3.
     --------

     Reimbursement Obligation.  The Borrower's obligation to reimburse the Agent
     ------------------------
and the Banks on account of any drawing under any Letter of Credit as provided in (S)5.2.

     Rental Obligations.  All present or future obligations of the Borrower or
     ------------------
any of its Subsidiaries under any rental agreements or leases of real or personal property, other than (a) obligations that can be terminated by the giving of notice without liability to the Borrower or such Subsidiary in excess of the liability for rent due as of the date on which such notice is given and under which no penalty or premium is paid as a result of any such termination, and (b) obligations in respect of any Capitalized Leases or any Synthetic Leases referred to in clause (f) of the definition of the term "Indebtedness".

     Restricted Payment.  In relation to the Borrower and its Subsidiaries, any
     ------------------
(a) Distribution or (b) payment or prepayment by the Borrower or its Subsidiaries to the Borrower's shareholders or to any Affiliate of the Borrower or the Borrower's shareholders in their capacity as a shareholder.

     Revolving Credit Loan Maturity Date.  January 12, 2004.
     -----------------------------------

     Revolving Credit Loans.  Revolving credit loans made or to be made by the
     ----------------------
Banks to the Borrower pursuant to (S)2.

     Revolving Credit Note Record.  A Record with respect to a Revolving Credit
     ----------------------------
Note.

     Revolving Credit Notes.  See (S)2.4.
     ----------------------

     SARA.  See (S)8.18(a).
     ----

     Section 20 Subsidiary.  A Subsidiary of the bank holding company
     ---------------------
controlling any Bank, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

     Security Agreements.  The several Security Agreements, dated or to be dated
     -------------------
on or prior to the Closing Date, between the Borrower and the Guarantors and the Agent, and in form and substance satisfactory to the Banks and the Agent.

     Security Documents.  The Security Agreements, the Trademark Assignments,
     ------------------
the Copyright Mortgages, the Guaranty, the Stock Pledge Agreements and all other instruments and documents, including without limitation Uniform Commercial Code financing statements, required to be executed or delivered pursuant to any Security Document.

     Stock Pledge Agreements.  The several Stock Pledge Agreements, dated or to
     -----------------------
be dated on or prior to the Closing Date, between the Borrower and the Guarantors and the Agent, and in form and substance satisfactory to the Banks and the Agent.

     Subordinated Debt.  Unsecured Indebtedness of the Borrower or any of its
     -----------------
Subsidiaries that is expressly subordinated and made junior to the payment and performance in full of the Obligations, and evidenced as such by a written instrument containing subordination provisions in form and substance approved by the Agent and the Majority Banks in writing.

     Subsidiary.  Any corporation, association, trust, or other business entity
     ----------
of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

     Synthetic Lease.  As defined in paragraph (f) of the definition of
     ---------------
"Indebtedness."

     Term Loan.  The term loan made or to be made by the Banks to the Borrower
     ---------
on the Closing Date in the aggregate principal amount of $40,000,000 pursuant to
(S)4.1.

     Term Loan Maturity Date.  December 31, 2002.
     -----------------------

     Term Notes.  See (S)4.2.
     ----------

     Term Note Record.  A Record with respect to a Term Note.
     ----------------

     Total Assets.  As at any date of determination, an amount equal to
     ------------
Consolidated Total Assets of the Borrower and its Subsidiaries on such date, minus the outstanding amount of the Revolving Credit Loans on such date.
-----

     Total Commitment.  The sum of the Commitments of the Banks, as in effect
     ----------------
from time to time.

     Total Funded Indebtedness.  All Indebtedness of the Borrower and its
     -------------------------
Subsidiaries for borrowed money, purchase money Indebtedness and with respect to Capitalized Leases and Synthetic Leases, determined on a consolidated basis in accordance with generally accepted accounting principles.

     Trademark Assignments.  The several Trademark Assignments, dated or to be
     ---------------------
dated on or prior to the Closing Date, made by the Borrower and the Guarantors, in favor of the Agent and in form and substance satisfactory to the Banks and the Agent.

     Transaction.  The series of related transactions occurring on or prior to
     -----------
the Closing Date in which (a) the Borrower forms Merger Subsidiary, a wholly-owned Subsidiary of the Borrower; (b) Merger Subsidiary merges with and into Pivotpoint, Inc. pursuant to the terms of the Merger Agreement; and (c) Pivotpoint, Inc. is the survivor of such Merger and becomes a wholly-owned Subsidiary of the Borrower and assumes all of Merger Subsidiary's Obligations under the Loan Documents.

     Transaction Documents. The Merger Agreement, the Capitalization Documents
     ---------------------
and all agreements and documents required to be entered into or delivered in connection with the Transaction, each in the form delivered to the Agent on or before the Closing Date.

     Type.  As to any Revolving Credit Loan or all or any portion of the Term
     ----
Loan, its nature as a Base Rate Loan or a Eurodollar Rate Loan.

     Uniform Customs.  With respect to any Letter of Credit, the Uniform Customs
     ---------------
and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

     Unpaid Reimbursement Obligation.  Any Reimbursement Obligation for which
     -------------------------------
the Borrower does not reimburse the Agent and the Banks on the date specified in, and in accordance with, (S)5.2.

     Voting Stock.  Stock or similar interests, of any class or classes (however
     ------------
designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

     1.2. Rules of Interpretation.
          -----------------------

          (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

          (b) The singular includes the plural and the plural includes the singular.

          (c) A reference to any law includes any amendment or modification to such law.

          (d) A reference to any Person includes its permitted successors and permitted assigns.

          (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

          (f)  The words "include", "includes" and "including" are not limiting.

          (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

          (h) Reference to a particular "(S)" refers to that section of this Credit Agreement unless otherwise indicated.

          (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

          (j) Unless otherwise expressly indicated, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

          (k) This Credit Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are, however, cumulative and are to be performed in accordance with the terms thereof.

          (l) This Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Agent and the Borrower and are the product of discussions and negotiations among all parties. Accordingly, this Credit Agreement and the other Loan Documents are not intended to be construed against the Agent or any of the Banks merely on account of the Agent's or any Bank's involvement in the preparation of such documents.

                       2.  THE REVOLVING CREDIT FACILITY.
                           -----------------------------

     2.1.  Commitment to Lend. Subject to the terms and conditions set forth in
           ------------------
this Credit Agreement, each of the Banks severally agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from time to time from the Closing Date up to but not including the Revolving Credit Loan Maturity Date upon notice by the Borrower to the Agent given in accordance with (S)2.6, such sums as are requested by the Borrower up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Commitment minus such Bank's Commitment Percentage of the sum of
                          -----
the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, provided
                                                                     --------
that the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) plus the Maximum Drawing Amount and all
                                        ----
Unpaid Reimbursement Obligations shall not at any time exceed the lesser of (a) the Total Commitment and (b) the Borrowing Base. The Revolving Credit Loans shall be made pro rata in accordance with each Bank's Commitment Percentage.
              --- ----
Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in
(S)12 and (S)13, in the case of the initial Revolving Credit Loans to be made on the Closing Date, and (S)13, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request.

     2.2.  Commitment Fee. The Borrower agrees to pay to the Agent for the
           --------------
accounts of the Banks in accordance with their respective Commitment Percentages a commitment fee (the "Commitment Fee") calculated in accordance with the pricing grid contained in the definition of "Applicable Margin" for the Commitment Fee on a per annum basis on the average daily amount during each calendar quarter or portion thereof from the Closing Date to the Revolving Credit Loan Maturity Date by which the Total Commitment minus the sum of the
                                                        -----
Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the outstanding amount of Revolving Credit Loans during such calendar quarter. The commitment fee shall be payable quarterly in arrears on the last Business Day of each calendar quarter for the then ending calendar quarter commencing on the first such date following the date hereof, with a final payment on the Revolving Credit Maturity Date or any earlier date on which the Commitments shall terminate.

     2.3.  Reduction of Total Commitment. The Borrower shall have the right at
           -----------------------------
any time and from time to time upon five (5) Business Days prior written notice to the Agent to reduce by $2,500,000 or an integral multiple of $500,000 in excess thereof or terminate entirely the Total Commitment, whereupon the Commitments of the Banks shall be reduced pro rata in accordance with their
                                          --- ----
respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this (S)2.3, the Agent will notify the Banks of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Agent for the respective accounts of the Banks the full amount of any commitment fee then accrued on the amount of the reduction. No reduction or termination of the Commitments may be reinstated.

     2.4.  The Revolving Credit Notes. The Revolving Credit Loans shall be
           --------------------------
evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit B hereto (each a "Revolving Credit Note"), dated as of the Closing
   ------- -
Date and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Commitment or, if less, the outstanding amount of all Revolving Credit Loans made by such Bank, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Bank's Revolving Credit Note, an appropriate notation on such Bank's Revolving Credit Note Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Bank's Revolving Credit Note Record shall be prima facie evidence of the
                                             ----- -----
principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Revolving Credit Note Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due.

     2.5.  Interest on Revolving Credit Loans. Except as otherwise provided in
           ----------------------------------
(S)6.11,

              (a) Each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Base Rate plus the Applicable Margin.
               ----

              (b) Each Eurodollar Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Eurodollar Rate determined for such Interest Period plus the Applicable
                                                         ----
     Margin.

              (c) The Borrower promises to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto.

     2.6.  Requests for Revolving Credit Loans.  The Borrower shall give to the
           -----------------------------------
Agent written notice in the form of Exhibit C hereto (or telephonic notice
                                    ------- -
confirmed in a writing in the form of Exhibit C hereto) of each Revolving Credit
                                      ------- -
Loan requested hereunder (a "Loan Request") no less than (a) one (1) Business Day prior to the proposed Drawdown Date of any Base Rate Loan and (b) three (3) Eurodollar Business Days prior to the proposed Drawdown Date of any Eurodollar Rate Loan; provided, however, the Borrower shall not request any Eurodollar Rate
           --------  -------
Loans with an Interest Period of more than one month until the date on which the Agent notifies the Borrower that the Loans hereunder have been syndicated to the satisfaction of the Agent, and all Interest Periods during such period shall end on the same date. The term "syndicated to the satisfaction of the Agent" as used in this (S)2.6 means a syndication satisfactory to the Agent and FRS and after which Fleet's Commitment plus its portion of the Term Loan does not exceed
                         ----
$20,000,000. Each such notice shall specify (i) the principal amount of the Revolving Credit Loan requested, (ii) the proposed Drawdown Date of such Revolving Credit Loan, (iii) the Interest Period for such Revolving Credit Loan and (iv) the Type of such Revolving Credit Loan. Promptly upon receipt of any such notice, the Agent shall notify each of the Banks thereof. Each Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Revolving Credit Loan requested from the Banks on the proposed Drawdown Date. Each Loan Request shall be in a minimum aggregate amount of $500,000 or an integral multiple thereof.

     2.7.  Conversion Options.
           ------------------

              2.7.1.  Conversion to Different Type of Revolving Credit Loan.
                      -----------------------------------------------------
     The Borrower may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, provided
                                                                       --------
     that (a) with respect to any such conversion of a Revolving Credit Loan to a Base Rate Loan, the Borrower shall give the Agent at least one (1) Business Day prior written notice of such election; (b) with respect to any such conversion of a Base Rate Loan to a Eurodollar Rate Loan, the Borrower shall give the Agent at least three (3) Eurodollar Business Days prior written notice of such election; (c) with respect to any such conversion of a Eurodollar Rate Loan into a Revolving Credit Loan of another Type, such conversion shall only be made on the last day of the Interest Period with respect thereto; (d) no Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing; and
     (e) no Loan may be converted into a Eurodollar Rate Loan with an Interest Period of greater than one month until the Agent notifies the Borrower that the Loans hereunder have been syndicated to the satisfaction of the Agent (as such term is defined in (S)2.6 hereof). On the date on which such conversion is being made each Bank shall take such action as is necessary to transfer its Commitment Percentage of such Revolving Credit Loans to its Domestic Lending Office or its

     Eurodollar Lending Office, as the case may be. All or any part of outstanding Revolving Credit Loans of any Type may be converted into a Revolving Credit Loan of another Type as provided herein, provided that any
                                                               --------
     partial conversion shall be in an aggregate principal amount of $500,000 or a whole multiple thereof. Each Conversion Request relating to the conversion of a Revolving Credit Loan to a Eurodollar Rate Loan shall be irrevocable by the Borrower.

          2.7.2. Continuation of Type of Revolving Credit Loan.   Any revolving
                 ---------------------------------------------
     Revolving Credit Loan of any Type may be continued as a Revolving Credit Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in (S)2.7.1; provided that no Eurodollar Rate Loan may be
                            --------
     continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Agent active upon the Borrower's account have actual knowledge. In the event that the Borrower fails to provide any such notice with respect to the continuation of any Eurodollar Rate Loan as such, then such Eurodollar Rate Loan shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto. The Agent shall notify the Banks promptly when any such automatic conversion contemplated by this
     (S)2.7 is scheduled to occur.

          2.7.3. Eurodollar Rate Loans. Any conversion to or from Eurodollar
                 ---------------------
     Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurodollar Rate Loans having the same Interest Period shall not be less than $500,000 or a whole multiple of $500,000 in excess thereof. In addition, there shall not be more than ten (10) Eurodollar Rate Loans outstanding at any one time.

     2.8. Funds for Revolving Credit Loan.
          -------------------------------

          2.8.1. Funding Procedures. Not later than 11:00 a.m. (Boston time) on
                 ------------------
     the proposed Drawdown Date of any Revolving Credit Loans, each of the Banks will make available to the Agent, at the Agent's Head Office, in immediately available funds, the amount of such Bank's Commitment Percentage of the amount of the requested Revolving Credit Loans. Upon receipt from each Bank of such amount, and upon receipt of the documents required by (S)(S)12 and 13 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the Borrower the aggregate amount of such Revolving Credit Loans made available to the Agent by the Banks. The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested

     Revolving Credit Loans shall not relieve any other Bank from its several obligation hereunder to make available to the Agent the amount of such other Bank's Commitment Percentage of any requested Revolving Credit Loans.

          2.8.2.  Advances By Agent.  The Agent may, unless notified to the
                  -----------------
     contrary by any Bank prior to a Drawdown Date, assume that such Bank has made available to the Agent on such Drawdown Date the amount of such Bank's Commitment Percentage of the Revolving Credit Loans to be made on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Bank makes available to the Agent such amount on a date after such Drawdown Date, such Bank shall pay to the Agent on demand an amount equal to the product of (i) the average computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times (ii) the amount of such Bank's
                                  -----
     Commitment Percentage of such Revolving Credit Loans, times (iii) a
                                                           -----
     fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Bank's Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Agent, and the denominator of which is 365. A statement of the Agent submitted to such Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due
                                         ----- -----
     and owing to the Agent by such Bank. If the amount of such Bank's Commitment Percentage of such Revolving Credit Loans is not made available to the Agent by such Bank within three (3) Business Days following such Drawdown Date, the Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

     2.9.  Change in Borrowing Base. The Borrowing Base shall be determined
           ------------------------
monthly (or at such other interval as may be specified pursuant to (S)9.4(f)) by the Agent by reference to the Borrowing Base Report delivered to the Banks and the Agent pursuant to (S)9.4(f). The Agent shall give to the Borrower written notice of any change in the Borrowing Base determined by the Agent. In the case of a reduction in the lending formula with respect to Eligible Accounts Receivable, such notice shall be effective five (5) Business Days after its receipt by the Borrower, and in the case of any change in the general criteria for Eligible Accounts Receivable, such notice shall be effective upon its receipt by the Borrower. Prior to the time that such notice becomes effective the Borrowing Base shall be computed as it would have been computed in the absence of such notice.

           3.  REPAYMENT OF THE REVOLVING CREDIT LOANS.
               ---------------------------------------

     3.1.  Maturity. The Borrower promises to pay on the Revolving Credit Loan
           --------
Maturity Date, and there shall become absolutely due and payable on the Revolving

Credit Loan Maturity Date, all of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

     3.2.  Mandatory Repayments of Revolving Credit Loans. If at any time the
           ----------------------------------------------
sum of the outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the lesser of (a) the Total Commitment and (b) the Borrowing Base, then the Borrower shall immediately pay the amount of such excess to the Agent for the respective accounts of the Banks for application: first, to any Unpaid Reimbursement Obligations; second, to the Revolving Credit Loans; and third, to provide to the Agent cash collateral for Reimbursement Obligations as contemplated by (S)5.2(b) and (c). Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Banks, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

     3.3.  Optional Repayments of Revolving Credit Loans.  The Borrower shall
           ---------------------------------------------
have the right, at its election, to repay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium, provided that any full or partial prepayment of the outstanding amount
         --------
of any Eurodollar Rate Loans pursuant to this (S)3.3 may be made only on the last day of the Interest Period relating thereto. The Borrower shall give the Agent, no later than 10:00 a.m., Boston time, at least one (1) Business Day prior written notice of any proposed prepayment pursuant to this (S)3.3 of Base Rate Loans, and three (3) Eurodollar Business Days notice of any proposed prepayment pursuant to this (S)3.3 of Eurodollar Rate Loans, in each case specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Revolving Credit Loans shall be in an integral multiple of $500,000, shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment and shall be applied, in the absence of instruction by the Borrower, first to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans, at the Agent's option. Each partial prepayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

                              4.  THE TERM LOAN.
                                  -------------

     4.1.  Commitment to Lend.  Subject to the terms and conditions set forth in
           ------------------
this Credit Agreement, each Bank agrees to lend to the Borrower on the Closing Date the amount of its Commitment Percentage of the principal amount of $40,000,000.

     4.2.  The Term Notes.   The Term Loan shall be evidenced by separate
           --------------
promissory notes of the Borrower in substantially the form of Exhibit D hereto
                                                              ------- -
(each a "Term Note"), dated the Closing Date and completed with appropriate insertions. One Term Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Commitment Percentage of the Term Loan and representing the obligation of the Borrower to pay to such Bank such principal amount or, if less, the outstanding amount of such Bank's Commitment Percentage of the Term Loan, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Bank to make or cause to be made a notation on such Bank's Term Note Record reflecting the original principal amount of such Bank's Commitment Percentage of the Term Loan and, at or about the time of such Bank's receipt of any principal payment on such Bank's Term Note, an appropriate notation on such Bank's Term Note Record reflecting such payment. The aggregate unpaid amount set forth on such Bank's Term Note Record shall be prima facie
                                                                 ----- -----
evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Term Note Record shall not affect the obligations of the Borrower hereunder or evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Term Note Record shall not affect the obligations of the Borrower hereunder or under any Term Note to make payments of principal of and interest on any Term Note when due.

     4.3.  Repayments of the Term Loan.
           ---------------------------

             4.3.1. Schedule of Installment Payments of Principal of Term Loan.
                    ----------------------------------------------------------
     The Borrower promises to pay to the Agent for the account of the Banks the principal amount of the Term Loan in eleven (11) consecutive quarterly payments payable on the dates and in the amounts (as the same may be adjusted pursuant to (S)4.3.2 and (S)4.3.3 hereof) set forth in the table below commencing on July 1, 2000, with a final payment on the Term Loan Maturity Date in an amount equal to the unpaid balance of the Term Loan.

     -------------------------------------------------------------------------
         Quarter Commencing                   Amount of Payment
         ------------------                   -----------------
     -------------------------------------------------------------------------
     July 1, 2000                                $  2,500,000
     -------------------------------------------------------------------------
     October 1, 2000                             $  3,500,000
     -------------------------------------------------------------------------
     January 1, 2001                             $  3,500,000
     -------------------------------------------------------------------------
     April 1, 2001                               $  3,500,000
     -------------------------------------------------------------------------
     July 1, 2001                                $  3,500,000
     -------------------------------------------------------------------------
     October 1, 2001                             $  3,500,000
     -------------------------------------------------------------------------
     January 1, 2002                             $  4,000,000
     -------------------------------------------------------------------------
     April 1, 2002                               $  4,000,000
     -------------------------------------------------------------------------
     July 1, 2002                                $  4,000,000
     -------------------------------------------------------------------------
     October 1, 2002                             $  4,000,000
     -------------------------------------------------------------------------
     Term Loan Maturity Date           Remaining Unpaid Balance of Term Loan

     -------------------------------------------------------------------------

          4.3.2. Proceeds. Concurrently with the receipt by the Borrower or any
                 --------
     of its Subsidiaries of (a) Net Cash Sale Proceeds from Asset Sales (other than the sale or disposition of assets in the ordinary course of business consistent with past practices) (i) which exceed in the aggregate fifteen percent (15%) of Total Assets, and (ii) which, in any event, are not reinvested by the Borrower or its Subsidiaries in replacement assets in which the Agent shall have a first priority perfected security interest for the benefit of the Agent and the Banks within 180 days of receipt by such Person of such proceeds, (b) net cash proceeds from any Indebtedness incurred by the Borrower or any Subsidiary, other than Indebtedness permitted by (S)10.1(a), (b) and (d) - (h), and Net Cash Proceeds from any Equity Issuances of the Borrower or any of its Subsidiaries or (c) cash proceeds received from insurance claims received by the Borrower or any of its Subsidiaries which have not been applied by the Borrower or such Subsidiary within 180 days of receipt by such Person of such proceeds (provided, however, if a Default or Event of Default has occurred and is
      --------  -------
     continuing, such proceeds shall be immediately paid to the Agent), the Borrower shall pay to the Agent for the respective accounts of the Banks an amount equal to one hundred percent (100%) of such proceeds, to be applied against the remaining scheduled installments of principal on the Term Loan on a pro rata basis, and, if there are no outstanding amounts owed on the
          --- ----
     Term Loan, then to reduce the outstanding amount of the Revolving Credit Loans.

          4.3.3. Annual Excess Cash Flow Recapture. For (a) the period
                 ---------------------------------
     commencing on January 1, 2000 and ending on September 30, 2000, and (b) each fiscal year thereafter, for which Consolidated Excess Cash Flow exceeds $1,000,000, the Borrower shall make a prepayment of principal on the Term Loan in an amount equal to fifty percent (50%) of such Consolidated Excess Cash Flow, such mandatory prepayment to be due ninety
     (90) days after the end of each applicable fiscal year and to be applied against the remaining scheduled installments of principal due on the Term Loan on a pro rata basis.
               --- ----

     4.4. Optional Prepayment of Term Loan. The Borrower shall have the right at
          --------------------------------
any time to prepay the Term Notes on or before the Term Loan Maturity Date, as a whole, or in part, upon not less than five (5) Business Days prior written notice to the Agent, without premium or penalty, provided that (a) each partial
                                                 --------
prepayment shall be in the principal amount of $500,000 or an integral multiple thereof, (b) any portion of the Term Loan bearing interest at the Eurodollar Rate prepaid pursuant to this (S)4.4 except on the last day of the Interest Period relating thereto shall be subject to the indemnity requirement in
(S)6.10, and (c) each partial prepayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective outstanding amount of each Bank's Term Note, with adjustments to the extent practicable to equalize any prior prepayments not exactly in proportion. Any prepayment of principal of the Term Loan shall include all interest accrued to the date of prepayment and shall be applied against the remaining scheduled installments of principal due on the Term Loan pro rata;
                 --- ----
provided, however, that any prepayment of principal of the Term Loan made within
--------  -------
thirty (30) days of the due date of any regularly scheduled installment of principal pursuant to (S)4.3.1 shall be applied directly to such scheduled installment of principal until paid in full and then applied pro rata to each of
                                                             --- ----
the remaining scheduled installments of principal due on the Term Loan. No amount repaid with respect to the Term Loan may be reborrowed as a Term
Loan.

          4.5. Interest on Term Loan.
               ---------------------

               4.5.1. Interest Rates. Except as otherwise provided in (S)6.11,
                      --------------
          the Term Loan shall bear interest during each Interest Period relating to all or any portion of the Term Loan at the following rates:

                      (a) To the extent that all or any portion of the Term Loan bears interest during such Interest Period at the Base Rate, the Term Loan or such portion shall bear interest during such Interest Period at the rate of per annum equal to the Base Rate plus the
                                                                    ----
             Applicable Margin.

                      (b) To the extent that all or any portion of the Term Loan bears interest during such Interest Period at the Eurodollar Rate, the Term Loan or such portion shall bear interest during such Interest Period at the rate of per annum equal to the Eurodollar Rate plus the Applicable Margin.
                  ----

     The Borrower promises to pay interest on the Term Loan or any portion thereof outstanding during each Interest Period in arrears on each Interest Payment Date applicable to such Interest Period.

          4.5.2. Notification by Borrower. The Borrower shall notify the Agent,
                 ------------------------
     such notice to be irrevocable, at least three (3) Eurodollar Business Days prior to the Drawdown Date of the Term Loan if all or any portion of the Term Loan is to bear interest at the Eurodollar Rate. After the Term Loan has been made, the provisions of (S)2.7 shall apply mutatis mutandis with
                                                         ------- --------
     respect to all or any portion of the Term Loan so that the Borrower may have the same interest rate options with respect to all or any portion of the Term Loan as it would be entitled to with respect to the Revolving Credit Loans.

          4.5.3. Amounts, etc. Any portion of the Term Loan bearing interest at
                 ------------
     the Eurodollar Rate relating to any Interest Period shall be in the amount of $2,500,000 or an integral multiple of $500,000 in excess thereof. No Interest Period relating to the Term Loan or any portion thereof bearing interest at the Eurodollar Rate shall extend beyond the date on which a regularly scheduled installment payment of the principal of the Term Loan is to be made unless a portion of the Term Loan at least equal to such installment payment has an Interest Period ending on such date or is then bearing interest at the Base Rate.

                             5. LETTERS OF CREDIT.
                                -----------------
     5.1. Letter of Credit Commitments.
          ----------------------------

          5.1.1. Commitment to Issue Letters of Credit. Subject to the terms and
                 -------------------------------------
     conditions hereof and the execution and delivery by the Borrower of a letter of credit application on the Agent's customary form (a "Letter of Credit Application"), the Agent on behalf of the Banks and in reliance upon the agreement of the Banks set forth in (S)5.1.4 and upon the representations and warranties of the Borrower contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Borrower one or more standby or documentary letters of credit (individually, a "Letter of Credit"), in such form as may be requested from time to time by the Borrower and agreed to by the Agent; provided, however,
                                                              --------  -------
     that, after giving effect to such request, (a) the sum of the aggregate Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed $5,000,000 at any one time and (b) the sum of (i) the Maximum Drawing Amount on all Letters of Credit, (ii) all Unpaid Reimbursement Obligations, and (iii) the amount of all Revolving Credit Loans outstanding shall not exceed the lesser of (A) the Total Commitment and (B) the Borrowing Base. Notwithstanding the foregoing, the Agent shall have no obligation to issue any Letter of Credit to support or secure any Indebtedness of the Borrower or any of its Subsidiaries to the extent that such Indebtedness was incurred prior to the proposed issuance date of such Letter of Credit, unless in any such case the Borrower demonstrates to the satisfaction of the Agent that (x) such prior incurred Indebtedness were then fully secured by a prior perfected and unavoidable security interest in collateral provided by the Borrower or such Subsidiary to the proposed beneficiary of such Letter of Credit or (y) such prior incurred Indebtedness were then secured or supported by a letter of credit issued for the account of the Borrower or such Subsidiary and the reimbursement obligation with respect to such letter of credit was fully secured by a prior perfected and unavoidable security interest in collateral provided to the issuer of such letter of credit by the Borrower or such Subsidiary.

          5.1.2. Letter of Credit Applications. Each Letter of Credit
                 -----------------------------
     Application shall be completed to the satisfaction of the Agent. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern.

          5.1.3. Terms of Letters of Credit. Each Letter of Credit issued,
                 ---------------------------
     extended or renewed hereunder shall, among other things, (a) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (b) have an expiry date no later than the date which is fourteen (14) days (or, if the Letter of Credit is confirmed by a confirmer or otherwise provides for one or more nominated persons, forty-five (45) days) prior to the Revolving Credit Loan Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs or, in the case of a standby Letter of Credit, either the Uniform Customs or the International Standby Practices.

          5.1.4. Reimbursement Obligations of Banks. Each Bank severally agrees
                 ----------------------------------
     that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Bank's Commitment Percentage, to reimburse the Agent on demand for the amount of each draft paid by the Agent under each Letter of Credit to the extent that such amount is not reimbursed by the Borrower pursuant to (S)5.2 (such agreement for a Bank being called herein the "Letter of Credit Participation" of such Bank).

          5.1.5. Participations of Banks. Each such payment made by a Bank shall
                 -----------------------
     be treated as the purchase by such Bank of a participating interest in the Borrower's Reimbursement Obligation under (S)5.2 in an amount equal to such payment. Each Bank shall share in accordance with its participating interest in any interest which accrues pursuant to (S)5.2.

     5.2. Reimbursement Obligation of the Borrower. In order to induce the Agent
          ----------------------------------------
to issue, extend and renew each Letter of Credit and the Banks to participate therein, the Borrower hereby agrees to reimburse or pay to the Agent, for the account of the Agent or (as the case may be) the Banks, with respect to each Letter of Credit issued, extended or renewed by the Agent hereunder,

           (a) except as otherwise expressly provided in (S)5.2(b) and (c), on each date that any draft presented under such Letter of Credit is honored by the Agent, or the Agent otherwise makes a payment with respect thereto,
     (i) the amount paid by the Agent under or with respect to such Letter of Credit, and (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the Agent or any Bank in connection with any payment made by the Agent or any Bank under, or with respect to, such Letter of Credit,

           (b) upon the reduction (but not termination) of the Total Commitment to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Agent for the benefit of the Banks and the Agent as cash collateral for all Reimbursement Obligations, and

           (c) upon the termination of the Total Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with (S)14, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the

     Agent for the benefit of the Banks and the Agent as cash collateral for all Reimbursement Obligations.

Each such payment shall be made to the Agent at the Agent's Head Office in immediately available funds. Interest on any and all amounts remaining unpaid by the Borrower under this (S)5.2 at any time from the date such amounts become due and payable (whether as stated in this (S)5.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Agent on demand at the rate specified in (S)6.11 for overdue principal on the Revolving Credit Loans.

     5.3. Letter of Credit Payments. If any draft shall be presented or other
          -------------------------
demand for payment shall be made under any Letter of Credit, the Agent shall notify the Borrower of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the Borrower fails to reimburse the Agent as provided in
(S)5.2 on or before the date that such draft is paid or other payment is made by the Agent, the Agent may at any time thereafter notify the Banks of the amount of any such Unpaid Reimbursement Obligation. No later than 3:00 p.m. (Boston time) on the Business Day next following the receipt of such notice, each Bank shall make available to the Agent, at the Agent's Head Office, in immediately available funds, such Bank's Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (a) the average, computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the A gent for federal funds acquired by the Agent during each day included in such period, times (b) the amount equal to such Bank's
                                  -----
Commitment Percentage of such Unpaid Reimbursement Obligation, times (c) a
                                                               -----
fraction, the numerator of which is the number of days that elapse from and including the date the Agent paid the draft presented for honor or otherwise made payment to the date on which such Bank's Commitment Percentage of such Unpaid Reimbursement obligation shall become immediately available to the Agent, and the denominator of which is 360. The responsibility of the Agent to the Borrower and the Banks shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

     5.4. Obligations Absolute. The Borrower's obligations under this (S)5 shall
          --------------------
be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Agent, any Bank or any beneficiary of a Letter of Credit except, as to an obligation to the Agent or any Bank, if such claim or defense against the Agent or any Bank is a result of the bad faith, gross negligence or willful misconduct of the Agent or such Bank. The Borrower further agrees with the Agent and the Banks that the Agent and the Banks shall not be responsible for, and the Borrower's Reimbursement Obligations under (S)5.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrower against the beneficiary of any Letter of Credit or any such transferee. The Agent and the Banks shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except if such error was the direct result of the Agent or any Bank's gross negligence or willful misconduct. The Borrower agrees that any action taken or omitted by the Agent or any Bank under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith and absent the Agent's or such Bank's gross negligence and willful misconduct, shall be binding upon the Borrower and shall not result in any liability on the part of the Agent or any Bank to the Borrower.

     5.5. Reliance by Issuer. To the extent not inconsistent with (S)5.4, the
          ------------------
Agent shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed in good faith by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement unless it shall first have received such advice or concurrence of the Majority Banks as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement in accordance with a request of the Majority Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and all future holders of the Revolving Credit Notes or of a Letter of Credit Participation.

     5.6. Letter of Credit Fee. The Borrower shall, on the date of issuance or
          --------------------
any extension or renewal of any Letter of Credit pay a fee (in each case, a "Letter of Credit Fee") to the Agent (a) in respect of each standby Letter of Credit calculated at the Applicable Margin per annum for Eurodollar Rate Loans of the face amount of such standby Letter of Credit, plus a fee equal to one-
                                                     ----
quarter of one percent (1/4%) per annum of the face amount of such standby Letter of Credit for the account of the Agent, as a fronting fee, and the balance of which Letter of Credit Fee shall be for the accounts of the Banks in accordance with their respective Commitment Percentages and (b) in respect of each documentary Letter of Credit calculated at the rate of the Applicable Margin per annum for Eurodollar Rate Loans on the face amount of such documentary Letter of Credit, plus a fee equal to one-quarter of one percent
                              ----
(1/4%) per annum of the face amount of such documentary Letter of Credit for the account of the Agent, as a fronting fee, and the balance of which Letter of Credit Fee shall be for the accounts of the Banks in accordance with their respective Commitment Percentages. In respect of each Letter of Credit, the Borrower shall also pay to the Agent for the Agent's own account, at such other time or times as such charges are customarily made by the Agent, the Agent's customary issuance, amendment, negotiation or document examination and other administrative fees as in effect from time to time.

                        6.  CERTAIN GENERAL PROVISIONS.
                            --------------------------

     6.1. Closing Fee and Funding Fee. The Borrower shall pay to the Agent and
          ---------------------------
FRS the closing fee and the funding fee in the amounts and at the times set forth in the Fee Letter.

     6.2. Agent's Fee. The Borrower shall pay to the Agent, for the Agent's own
          -----------
account an Agent's Fee in the amount and at the times set forth in the Fee
Letter.

     6.3. Funds for Payments.
          ------------------

          6.3.1. Payments to Agent. All payments of principal, interest,
                 -----------------
     Reimbursement Obligations, Commitment Fees, Letter of Credit Fees and any other amounts due hereunder or under any of the other Loan Documents shall be made on the due date thereof to the Agent in Dollars, for the respective accounts of the Banks and the Agent, at the Agent's Head Office or at such place that the Agent may from time to time designate, in each case at or about 11:00 a.m. (Boston, Massachusetts time or other local time at the place of payment) and in immediately available funds.

           6.3.2. No Offset, etc. All payments by the Borrower hereunder and
                  --------------
    under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will pay to the Agent, for the account of the Banks or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks or the Agent to receive the same net amount which the Banks or the Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

     6.4. Computations. All computations of interest on the Loans and of
          ------------
Commitment Fees, Letter of Credit Fees or other fees shall, be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurodollar Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the Revolving Credit Note Records and the Term Note Records from time to time shall be considered correct and binding on the Borrower unless within five (5) Business Days after receipt of any notice by the Borrower of such outstanding amount, the Borrower shall notify the Agent or any Bank to the contrary.


     6.5. Inability to Determine Eurodollar Rate. In the event, prior to the
          --------------------------------------
commencement of any Interest Period relating to any Eurodollar Rate Loan, the Agent shall determine in accordance with its standard commercial practice that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate that would otherwise determine the rate of interest to be applicable to any Eurodollar Rate Loan during any Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower and the Banks) to the Borrower and the Banks. In such event (a) any Loan Request or Conversion Request with respect to Eurodollar Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans,
(b) each Eurodollar Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan, and (c) the obligations of the Banks to make Eurodollar Rate Loans shall be suspended until the Agent determines in accordance with its standard commercial practice that the circumstances giving rise to such suspension no longer exist, whereupon the Agent shall so notify the Borrower and the Banks.

     6.6 Illegality. Notwithstanding any other provisions herein, if any present
         ----------
or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Bank to make or maintain Eurodollar Rate Loans, such Bank shall forthwith give notice of such circumstances to the Borrower and the other Banks and thereupon (a) the commitment of such Bank to make Eurodollar Rate Loans or convert Loans of another Type to Eurodollar Rate Loans shall forthwith be suspended and (b) such Bank's Revolving Credit Loans then outstanding as Eurodollar Rate Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law. The Borrower hereby agrees promptly to pay the Agent for the account of such Bank, upon demand by such Bank, any additional amounts necessary to compensate such Bank for any costs incurred by such Bank in making any conversion in accordance with this (S)6.6, including any interest or fees payable by such Bank to lenders of funds obtained by it in order to make or maintain its Eurodollar Rate Loans hereunder.

     6.7. Additional Costs, etc. If any present or future applicable law, which
          ---------------------
expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

           (a) subject any Bank or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, such Bank's Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Bank or the Agent), or

           (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on any Loans or any other amounts payable to any Bank or the Agent under this Credit Agreement or any of the other Loan Documents, or

           (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Bank, or

           (d) impose on any Bank or the Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, the Loans, such Bank's Commitment, or any class of loans, letters of credit or commitments of which any of the Loans or such Bank's Commitment forms a part, and the result of any of the foregoing is

                (i) to materially increase the cost to any Bank of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Bank's Commitment or any Letter of Credit, or

                (ii) to reduce the amount of principal, interest, Reimbursement Obligation or other amount payable to such Bank or the Agent hereunder on account of such Bank's Commitment, any Letter of Credit or any of the Loans, or

                (iii) to require such Bank or the Agent to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Agent from the Borrower hereunder, then, and in each such case, the Borrower will, upon demand made by such Bank or (as the case may be) the Agent at any time within one hundred eighty (180) days of the event giving rise thereto and from time to time and as often as the occasion therefor may arise, pay to such Bank or the Agent such additional amounts as will be sufficient to compensate such Bank or the Agent for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum.

     6.8. Capital Adequacy. If after the date hereof any Bank or the Agent
          ----------------
determines that (a) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (b) compliance by such Bank or the Agent or any corporation controlling such Bank or the Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Bank's or the Agent's commitment with respect to any Loans to a level below that which such Bank or the Agent could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or the Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount reasonably deemed by such Bank or (as the case may be) the Agent in accordance with its standard commercial practices to be material, then such Bank or the Agent may notify the Borrower of such fact within one hundred eighty
(180) days of the event giving rise thereto. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, the Borrower agrees to pay such Bank or (as the case may be) the Agent for the amount of such reduction in the return on capital as and when such reduction is determined upon presentation by such Bank or (as the case may be) the Agent of a certificate in accordance with (S)6.9 hereof. Each Bank shall allocate such cost increases among its customers in good faith and on an equitable basis.

     6.9. Certificate. A certificate setting forth any additional amounts
          -----------
payable pursuant to (S)(S)6.7 or 6.8 and a brief explanation of such amounts which are due, submitted by any Bank or the Agent to the Borrower, shall be conclusive, absent manifest error, that such amounts are due and owing.

     6.10. Indemnity. The Borrower agrees to indemnify each Bank and to hold
           ---------
each Bank harmless from and against any loss, cost or expense (excluding loss of anticipated profits) that such Bank may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or any interest on any Eurodollar Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain its Eurodollar Rate Loans, (b) default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a Loan Request, notice (in the case of all or any portion of the Term Loans pursuant to (S)4.5.2) or a Conversion Request relating thereto in accordance with (S)2.6 or (S)2.7 or (S)4.5 or (c) the making of any payment of a Eurodollar Rate Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain any such Loans.

     6.11.  Interest After Default.
            ----------------------

             6.11.1. Overdue Amounts. Overdue principal and (to the extent
                     ---------------
     permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to two percent (2%) above the rate of interest otherwise applicable to such Revolving Credit Loans pursuant to (S)2.5 and the Term Loan pursuant to (S)4.5 until such amount shall be paid in full (after as well as before judgment).

             6.11.2. Amounts Not Overdue.  During the continuance of a Default
                     -------------------
     or an Event of Default the principal of the Revolving Credit Loans and the Term Loan not overdue shall, until such Default or Event of Default has been cured or remedied or such Default or Event of Default has been waived by the Majority Banks pursuant to (S)27, bear interest at a rate per annum equal to the greater of (a) two percent (2%) above the rate of interest otherwise applicable to such Revolving Credit Loans pursuant to (S)2.5 and the Term Loan pursuant to (S)4.5 and (b) the rate of interest applicable to overdue principal pursuant to (S)6.11.1.

                    7.  COLLATERAL SECURITY AND GUARANTIES.
                        ----------------------------------

     7.1.  Security of Borrower. The Obligations shall be secured by (a) a
           --------------------
perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the assets of the Borrower, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which the Borrower is a party, and (b) a pledge of the Borrower of
(i) one hundred percent (100%) of the capital stock owned by the Borrower of each of its Domestic Subsidiaries, (ii) sixty-five percent (65%) of the capital stock owned by the Borrower of each of its Foreign Subsidiaries, and (iii) any intercompany notes owed the Borrower by any Domestic Subsidiary pursuant to the terms of the Security Documents to which the Borrower is a party.

     7.2.  Guaranties and Security of Guarantors. The obligations shall also be
           -------------------------------------
guaranteed each Guarantor pursuant to the terms of the Guaranty. The obligations of each Guarantor under the Guaranty shall be in turn secured by (a) a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the assets of such Guarantor, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which such Guarantor is a party, and (b) a pledge by such Guarantor of (i) one hundred percent (100%) of the capital stock owned by such Guarantor of each of its Domestic Subsidiaries, (ii) sixty-five percent (65%) of the capital stock owned by such Guarantor of each of its Foreign Subsidiaries, and (iii) any intercompany notes owed to such Guarantor by the Borrower or any other Domestic Subsidiary pursuant to the terms of the Security Documents to which such Guarantor is a party.

                      8.  REPRESENTATIONS AND WARRANTIES.
                          ------------------------------

     The Borrower represents and warrants to the Banks and the Agent as follows:

     8.1.  Corporate Authority.
           -------------------

            8.1.1. Incorporation; Good Standing. Each of the Borrower and its
                   ----------------------------
     Subsidiaries (a) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, (b) has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated, and (c) is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a Material Adverse Effect.

            8.1.2. Authorization. The execution, delivery and performance of
                   -------------
     this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (a) are within the corporate authority of such Person, (b) have been duly authorized by all necessary corporate proceedings, (c) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of its Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of its Subsidiaries and (d) do not conflict with any provision of the corporate charter or bylaws of, or any agreement or other instrument binding upon, the Borrower or any of its Subsidiaries.

            8.1.3. Enforceability.  The execution and delivery of this Credit
                   --------------
     Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     8.2.  Governmental Approvals. The execution, delivery and performance by
           ----------------------
the Borrower and any of its Subsidiaries of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

     8.3.  Title to Properties; Leases. The Borrower and its Subsidiaries own
           ---------------------------
all of the assets reflected in the consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.

     8.4.  Financial Statements and Projections.
           ------------------------------------

             8.4.1. Fiscal Year. The Borrower and each of its Subsidiaries has
                    -----------
     a fiscal year which is the twelve (12) months ending on September 30 of each calendar year.

             8.4.2. Financial Statements.  There has been furnished to each of
                    --------------------
     the Banks a consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date, and a consolidated statement of income of the Borrower and its Subsidiaries for the fiscal period then ended, certified by PricewaterhouseCoopers LLP. There has also been furnished to each of the Banks the unaudited financials of Pivotpoint, Inc. for Pivotpoint Inc.'s fiscal years 1997 and 1998 and the unaudited balance sheet and unaudited income statement of Pivotpoint, Inc. for the last three fiscal quarters of Pivotpoint, Inc. ending on September 30, 1999. Such balance sheets and statements of income have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of Pivotpoint, Inc. as at the close of business on the date thereof and the results of operations for the fiscal period then ended. There are no contingent liabilities of the Borrower, any of its Subsidiaries or Pivotpoint, Inc. as of such date involving material amounts, known to the officers of the Borrower, which were not disclosed in such balance sheet and the notes related thereto.

             8.4.3. Projections.  The projections of the Borrower and its
                    -----------
     Subsidiaries (including Pivotpoint, Inc.) on a consolidated basis, balance sheets and cash flow statements for the 2000 to 2003 fiscal years, copies of which have been delivered to each Bank, made no materially different assumptions with respect to general economic, financial and market conditions used in formulating such projections than have been disclosed to the Agent. To the knowledge of the Borrower or any of its Subsidiaries, as of the date hereof no facts exist that (individually or in the aggregate) would result in any material change in any of such projections. The projections are based upon reasonable estimates and assumptions, have been prepared on the basis of the assumptions stated therein and reflect the reasonable estimates of the Borrower and its Subsidiaries (as of the date thereof) of the results of operations and other information projected therein.

          8.4.4.  Solvency.  The Borrower and its Subsidiaries, on a
                  --------
     consolidated and consolidating basis, both before and after giving effect to the transactions contemplated by this Credit Agreement and the other Loan Documents (including, without limitation, the Transaction) (a) are solvent; (b) have assets having a fair value in excess of their liabilities; (c) have assets having a fair value in excess of the amount required to pay their liabilities on existing debts as such debts become due and payable, and (d) have, and expect to continue to have, access to adequate capital for the conduct of their business and the ability to pay their debts from time to time incurred in connection with the operation of their business as such debts mature.

     8.5.  No Material Change, etc.  Since the Balance Sheet Date there has
           -----------------------
occurred no materially adverse change in the financial condition or business of the Borrower and its Subsidiaries as shown on or reflected in the consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date, or the consolidated statement of income for the fiscal period then ended or which relate to Pivotpoint, Inc. as shown on the most recent financial statements delivered to the Borrower by Pivotpoint, Inc., other than changes contemplated by the Transaction Documents or in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of the Borrower or any of its Subsidiaries. Since September 30, 1999, there have been no changes in the business or the assets of Pivotpoint, Inc. which have had, either individually or in the aggregate, a Material Adverse Effect. Since the Balance Sheet Date, the Borrower has not made any Distributions, except as expressly permitted by the terms of this Credit Agreement.

     8.6.  Franchises, Patents, Copyrights, etc.  Each of the Borrower and its
           ------------------------------------
Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known confl ict with any rights of others.

     8.7.  Litigation.  Except as set forth in Schedule 8.7 hereto, there are no
           ----------                          -------- ---
actions, suits, proceedings or investigations of any kind pending or threatened against the Borrower or any of its Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, might, either in any case or in the aggregate, have a Material Adverse Effect, or materially impair the right of the Borrower and the Guarantors taken as a whole, to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of the Borrower and its Subsidiaries, or which question the validity of this Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

     8.8.  No Materially Adverse Contracts, etc. Neither the Borrower nor any
           ------------------------------------
of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of the Borrower's officers, to have any Material Adverse Effect.

     8.9.  Compliance with Other Instruments, Laws, etc. Neither the Borrower
           --------------------------------------------
nor any of its Subsidiaries is in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of the Borrower or any of its Subsidiaries.

     8.10. Tax Status.  Except as set forth on Schedule 8.10, the Borrower
           ----------                          -------- ----
and its Subsidiaries (a) have made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which any of them is subject, (b) have paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (c) have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Borrower know of no basis for any such claim.

     8.11. No Event of Default.  No Event of Default has occurred and is
           -------------------
continuing.

     8.12. Holding Company and Investment Company Acts. Neither the Borrower
           -------------------------------------------

nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

     8.13. Absence of Financing Statements, etc.  Except with respect to
           ------------------------------------
Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any assets or property of the Borrower or any of its Subsidiaries or any rights relating thereto.

     8.14  Perfection of Security Interest.  All filings, assignments, pledges
           -------------------------------
and deposits of documents or instruments have been made and all other actions have been taken, or arrangements satisfactory to the Agent have been made for taking, that are necessary or advisable, under applicable law, to establish and perfect the Agent's security interest in the Collateral. The Collateral and the Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. The Borrower or a Subsidiary of the Borrower party to one of the Security Agreements is the owner of the Collateral free from any lien, security interest, encumbrance and any other claim or demand, except for Permitted Liens.

     8.15. Certain Transactions.  None of the officers, directors, or employees
           --------------------
of the Borrower or any of its Subsidiaries is presently a party to any transaction with the Borrower or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     8.16. Employee Benefit Plans.
           ----------------------

             8.16.1. In General. Each Employee Benefit Plan and each Guaranteed
                     ----------
     Pension Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions and the bonding of fiduciaries and other persons handling plan funds as required by (S)412 of ERISA. Upon the request of the Agent, the Borrower will deliver to the Agent the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under (S)103(d) of ERISA, with respect to each Guaranteed Pension Plan.

             8.16.2. Terminability of Welfare Plans.  No Employee Benefit Plan,
                     ------------------------------
     which is an employee welfare benefit plan within the meaning of (S)3(1) or
     (S)3(2)(B) of ERISA, provides benefit coverage subsequent to termination of employment, except as required by Title I, Part 6 of ERISA or the applicable state insurance laws. The Borrower may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of the Borrower without liability to any Person other than for claims arising prior to termination.

             8.16.3. Guaranteed Pension Plans.  Each contribution required to be
                     ------------------------
     made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of (S)302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan, and neither the Borrower nor any ERISA Affiliate is obligated to or has posted security in connection with an amendment to a Guaranteed Pension Plan pursuant to (S)307 of ERISA or (S)401(a)(29) of the Code. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by the Borrower or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event (other than an ERISA Reportable Event as to which the requirement of 30 days notice has been waived), or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of (S)4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities.

          8.16.4.  Multiemployer Plans.  Neither the Borrower nor any ERISA
                   -------------------
     Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under (S)4201 of ERISA or as a result of a sale of assets described in (S)4204 of ERISA. Neither the Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of
     (S)4241 or (S)4245 of ERISA or is at risk of entering reorganization or becoming insolvent, or that any Multiemployer Plan intends to terminate or has been terminated under (S)4041A of ERISA.

     8.17.  Use of Proceeds.
            ---------------

            8.17.1  General. The proceeds of the Loans shall be used (a) to
                    -------
     finance all or any portion of the Transaction, (b) to refinance the Existing Credit Facility and (c) for working capital and general corporate purposes. The Borrower will obtain Letters of Credit solely for general corporate purposes.

            8.17.2. Regulations U and X.  No portion of any Loan is to be used,
                    -------------------
     and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

            8.17.3. Ineligible Securities.  No portion of the proceeds of any
                    ---------------------
     Loans is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of knowingly purchasing, or providing credit support for the purchase of, during the underwriting or placement period or within 30 days thereafter, any Ineligible Securities underwritten or privately placed.

     8.18.  Environmental Compliance. To the Borrower's knowledge, and except as
            ------------------------
set forth on Schedule 8.18 attached hereto:
             -------- ----

          (a) none of the Borrower, its Subsidiaries or any of their operations at the Real Estate is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation would have a Material Adverse Effect;

          (b) neither the Borrower nor any of its Subsidiaries has received notice from any third party including, without limitation, any federal, state or local governmental authority, (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (ii) that any hazardous waste, as defined by 42 U.S.C. (S)6903(5), any hazardous substances as defined by 42 U.S.C. (S)9601(14), any pollutant or contaminant as defined by 42 U.S.C. (S)9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which any one of them has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that any Borrower or any of its Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

          (c) (i) no portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate; (ii) in the course of any activities conducted by the Borrower or its Subsidiaries, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance with applicable Environmental Laws; (iii) there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the properties of the Borrower or its Subsidiaries, which releases would have a material adverse effect on the value of any of the Real Estate or adjacent properties or the environment; (iv) to the best of the Borrower's knowledge, there have been no releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and (v) in addition, any Hazardous Substances that have been generated on any of the Real Estate have been transported offsite only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Borrower's knowledge, operating in compliance with such permits and applicable Environmental Laws; and

            (d) None of the Borrower and its Subsidiaries or any of the Real Estate is subject to any applicable environmental law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby or to the effectiveness of any other transactions contemplated hereby.

     8.19. Subsidiaries, etc.  Schedule 8.19(a) sets forth the Subsidiaries of
           -----------------   -------- -------
the Borrower and each Subsidiary. Other than as set forth on Schedule 8.19(b),
                                                             ----------------
neither the Borrower nor any Subsidiary of the Borrower is engaged in any equity joint venture or partnership with any other Person.

     8.20. Bank Accounts.  Each Perfection Certificate for the Borrower and
           -------------
each Guarantor sets forth the account numbers and location of all domestic deposit accounts of such Persons.

     8.21. Capitalization and Transaction Documents. The Borrower has delivered
           ----------------------------------------
to the Agent true and complete copies of all of the Capitalization Documents and the Transaction Documents (including any amendments thereto). Each of the representations and warranties made by the Borrower and its Subsidiaries in any of the Capitalization Documents and the Transaction Documents was true and correct in all material respects when made and continue to remain true and correct in all material respects on the Closing Date, except to the extent that any of such representations and warranties relate, by the express terms thereof, solely to a date falling prior to the Closing Date, and except to the extent that any of such representations and warranties may have been affected by the consummation of the transactions contemplated and permitted or required by the Loan Documents.

     8.22.  Chief Executive Office.  The Borrower's chief executive office is at
            ----------------------
1000 Windward Concourse Parkway, Suite 100, Alpharetta, Georgia 30005, at which location its books and records are kept. Each of the Guarantors' chief executive office is as set forth in the Security Agreement to which it is a party.

     8.23.  Disclosure.  None of this Credit Agreement or any of the other Loan
            ----------
Documents contains any untrue statement of a material fact or omits to state a material fact (known to the Borrower or any of its Subsidiaries in the case of any document or information not furnished by it or any of its Subsidiaries) necessary in order to make the statements herein or therein, in light of the circumstances under which they were made not misleading. Except as otherwise disclosed to the Agent on or prior to the Closing Date, there is no fact known to the Borrower or any of its Subsidiaries which materially adversely affects, or which is reasonably likely in the future to have a Material Adverse Effect, exclusive of effects resulting from changes in general economic conditions, legal standards or regulatory conditions.

                9.  AFFIRMATIVE COVENANTS OF THE BORROWER.
                    -------------------------------------

     The Borrower covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans or the Agent has any obligation to issue, extend or renew any Letters of Credit:

     9.1.   Punctual Payment. The Borrower will duly and punctually pay or cause
            ----------------
to be paid the principal and interest on the Loans, all Reimbursement Obligations, the Letter of Credit Fees, the Commitment Fees, the Agent's fee and all other amounts provided for in this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is a party, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

     9.2.   Maintenance of Office.  The Borrower will maintain its chief
            ---------------------
executive office in Alpharetta, Georgia, or at such other place in the United States of America as the Borrower shall designate upon written notice to the Agent, where notices, presentations and demands to or upon the Borrower in respect of the Loan Documents to which the Borrower is a party may be given or made.

     9.3.   Records and Accounts. The Borrower will (a) keep, and cause each of
            --------------------
its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles, (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves, and (c) at all times engage a nationally recognized independent certified public accounting firm that is currently known as a "Big Five" accounting firm or another independent certified public accounting firm satisfactory to the Agent as the independent certified public accountants of the Borrower and its Subsidiaries and will not permit more than thirty (30) days to elapse between the cessation of such firm's (or any successor firm's) engagement as the independent certified public accountants of the Borrower and its Subsidiaries and the appointment in such capacity of a successor firm as shall be satisfactory to the Agent.

     9.4. Financial Statements, Certificates and Information. The Borrower will
          --------------------------------------------------
deliver to each of the Banks:

          (a)  as soon as practicable, but in any event not later than ninety
     (90) days after the end of each fiscal year of the Borrower, (i) the consolidated balance sheet of the Borrower and its Subsidiaries, as at the end of such year, and the related consolidated statement of income and consolidated statement of cash flow for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, certified without qualification by a nationally recognized independent certified public accounting firm that is currently known as a "Big Five" accounting firm or by another independent certified public accounting firm satisfactory to the Agent, together with a written statement from such accountants to the effect that they have read a copy of this Credit Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default; provided that such accountants shall not be liable to the Banks
              --------
     for failure to obtain knowledge of any Default or Event of Default; and, provided further that the consolidated information required by this
     ----------------
     paragraph may be satisfied by delivery by the Borrower within such ninety
     (90) day period of the Borrower's Form 10-K for such fiscal year and (ii) the unaudited Consolidating balance sheet as at the end of such year and the related unaudited Consolidating statement of income for such year, each setting forth in comparative form the figures for the previous fiscal year and all such unaudited Consolidating statements to be in reasonable detail and prepared in accordance with generally accepted accounting principles;

          (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the fiscal quarters of the Borrower, (i) the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarter and the related unaudited consolidated statement of income and unaudited consolidated statement of cash flow for the portion of the Borrower's fiscal year then elapsed, and
     (ii) the unaudited Consolidating balance sheet as at the end of such quarter and the related unaudited Consolidating statement of income for the portion of the Borrower's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of the Borrower that the information contained in such financial statements fairly presents the financial position of the Borrower and its Subsidiaries on the date thereof (subject to year-end adjustments); provided that the consolidated
                                                --------
     information required by this paragraph may be satisfied by the Borrower within such forty-five (45) day period of the Borrower's Form 10-Q for such fiscal quarter;

          (c)  as soon as practicable, but in any event no later than ninety
     (90) days after the end of each fiscal year of the Borrower, a management prepared budget for the next fiscal year of the Borrower.

          (d) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial or accounting officer of the Borrower in substantially the form of Exhibit E hereto and setting forth in reasonable detail
                 ------- -
     computations evidencing compliance with the covenants contained in (S)11 and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date;

          (e) as soon as practicable, but in any event not later than forty-five (45) days after the end of any fiscal quarter, copies of all publicly available material of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders of the Borrower during such fiscal quarter;

          (f) if any Revolving Credit Loans are outstanding or requested, within twenty (20) days after the end of each calendar month or at such earlier time as the Agent may reasonably request, a Borrowing Base Report setting forth the Borrowing Base as at the end of such calendar month or other date so requested by the Agent;

          (g) if any Revolving Credit Loans are outstanding or requested, within twenty (20) days after the end of each calendar month, an Accounts Receivable aging report; and

          (h) from time to time such other financial data and information (including accountants management letters) as the Agent or any Bank may reasonably request.

     9.5. Notices.
          -------

          9.5.1.  Defaults. The Borrower will promptly notify the Agent and each
                  --------
     of the Banks in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which the Borrower or any of its Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, the Borrower shall forthwith give written notice thereof to the Agent and each of the Banks, describing the notice or action and the nature of the claimed default.

          9.5.2.  Environmental Events. The Borrower will promptly give notice
                  --------------------
     to the Agent and each of the Banks (a) of any violation of any Environmental Law that the Borrower or any of its Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency and (b) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any federal, state or local environmental agency or board, that has the potential to have a Material Adverse Effect.

          9.5.3.  Notification of Claim against Collateral. The Borrower will,
                  ----------------------------------------
     immediately upon becoming aware thereof, notify the Agent and each of the Banks in writing of any setoff, claims (including, with respect to the Real Estate, environmental claims), withholdings or other defenses to which any of the Collateral, or the Agent's rights with respect to the Collateral, are subject.

          9.5.4.  Notice of Litigation and Judgments. The Borrower will, and
                  ----------------------------------
     will cause each of its Subsidiaries to, give notice to the Agent and each of the Banks in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrower or any of its Subsidiaries or to which the Borrower or any of its Subsidiaries is or becomes a party involving an uninsured claim against the Borrower or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect and stating the nature and status of such litigation or proceedings. The Borrower will, and will cause each of its Subsidiaries to, give notice to the Agent and each of the Banks, in writing, in form and detail satisfactory to the Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Borrower or any of its Subsidiaries in an amount in excess of $1,000,000.

     9.6.  Corporate Existence; Maintenance of Properties. The Borrower will do
           ----------------------------------------------
or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and those of its Subsidiaries and will not, and will not cause or permit any of its Subsidiaries to, convert to a limited liability company. It (a) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment,
(b) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (c) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; provided that nothing in this (S)9.6 shall prevent the Borrower from
--------
discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of the Borrower, desirable in the conduct of its or their business and that do not in the aggregate have a Material Adverse Effect.

     9.7.  Insurance. The Borrower will, and will cause each of its Subsidiaries
           ---------
to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent and in accordance with the terms of the Security Agreements.

     9.8.  Taxes. The Borrower will, and will cause each of its Subsidiaries to,
           -----
duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; provided that any such tax, assessment, charge,
                                 --------
levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and provided further that the Borrower and each Subsidiary of the
             -------- -------
Borrower will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor.

     9.9.  Inspection of Properties and Books, etc.
           ---------------------------------------

          9.9.1.  General. The Borrower shall permit the Banks, through the
                  -------
     Agent or any of the Banks' other designated representatives, to visit and inspect any of the properties of the Borrower or any of its Subsidiaries, to examine the books of account of the Borrower and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Borrower and its Subsidiaries with, and to be advised as to the same by, its and their officers, all at such reasonable times during regular business hours and intervals as the Agent or any Bank may reasonably request and, so long as no Event of Default has occurred and is continuing, upon reasonable prior notice.

          9.9.2.  Collateral Reports. No more frequently than once during each
                  ------------------
     calendar year, or more frequently as determined by the Agent if an Event of Default shall have occurred and be continuing, upon the request of the Agent, the Borrower will obtain and deliver to the Agent, or, if the Agent so elects, will cooperate with the Agent in the Agent's obtaining, a report of an independent collateral auditor satisfactory to the Agent (which may be affiliated with one of the Banks) with respect to the Accounts Receivable included in the Borrowing Base, which report shall indicate whether or not the information set forth in the Borrowing Base Report most recently delivered is accurate and complete in all material respects based upon a review by such auditors of the Accounts Receivable (including verification with respect to the amount, aging, identity and credit of the respective account debtors and the billing practices of the Borrower or its applicable Subsidiary). All such collateral value reports shall be conducted and made at the expense of the Borrower.

          9.9.3.  Environmental Assessments. Whether or not an Event of Default
                  -------------------------
     shall have occurred, the Agent may, from time to time, if it reasonably believes there has been a violation of Environmental Law, obtain one or more environmental assessments or audits of the Real Estate prepared by a hydrogeologist, an independent engineer or other qualified consultant or expert approved by the Agent to evaluate or confirm (a) whether any Hazardous Materials are present in the soil or water at such property and
     (b) whether the use and operation of such property complies with all Environmental Laws; provided, however, notwithstanding anything to the
                         --------  -------
     contrary contained in this (S)9.9.3, the Agent shall not obtain any assessment or audit on any leased Real Estate if the Lease pertaining to such Real Estate prohibits the Borrower from permitting the Agent to obtain such assessments or audits. Environmental assessments may include without limitation detailed visual inspections of such property including any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as the Agent deems appropriate. All such environmental assessments shall be conducted and made at the expense of the Borrower.

          9.9.4.  Communications with Accountants. The Borrower authorizes the
                  -------------------------------
     Agent and, if accompanied by the Agent, the Banks to communicate directly with the Borrower's independent certified public accountants and authorizes such accountants to disclose to the Agent and the Banks any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of the Borrower or any of its Subsidiaries, provided, however, that the Agent or such Bank shall be
                   --------- -------
     accompanied by a designated officer or director of the Borrower or such other Person designated to accompany the Agent or such Bank by an officer or director, and the Borrower shall make such designated officer, director or such other designated Person readily available for such communications. At the request of the Agent, the Borrower shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this
     (S)9.9.4.

     9.10.  Compliance with Laws, Contracts, Licenses, and Permits. The Borrower
            ------------------------------------------------------
will, and will cause each of its Subsidiaries to, comply with (a) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, (b) the provisions of its charter documents and by-laws, (c) all agreements and instruments by which it or any of its properties may be bound and (d) all applicable decrees, orders, and judgments. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower or any of its Subsidiaries may fulfill any of its obligations hereunder or any of the other Loan Documents to which the Borrower or such Subsidiary is a party, the Borrower will, or (as the case may be) will cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of the Borrower or such Subsidiary to obtain such authorization, consent, approval, permit or license and furnish the Agent and the Banks with evidence thereof.

     9.11.  Employee Benefit Plans. The Borrower will (a) promptly upon filing
            ----------------------
the same with the Department of Labor or Internal Revenue Service upon request of the Agent, furnish to the Agent a copy of the most recent actuarial statement required to be submitted under (S)103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan and
(b) promptly upon receipt or dispatch, furnish to the Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under
(S)(S)302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or in respect of a Multiemployer Plan, under (S)(S)4041A, 4202, 4219, 4242, or 4245 of ERISA.

     9.12.  Use of Proceeds. The Borrower will use the proceeds of the Loans
            ---------------
solely for the purposes specified in (S)8.17.1. The Borrower will obtain Letters of Credit solely for general corporate purposes.

     9.13.  New Guarantors. The Borrower will cause each Domestic Subsidiary
            --------------
created, acquired or otherwise existing, on or after the Closing Date to immediately become a Guarantor and shall cause such Subsidiary to execute and deliver to the Agent, for the benefit of the Agent and the Banks, (a) a Guaranty, and (b) further Security Documents or other instruments and documents as the Agent may require in order to grant to the Agent a first priority perfected security interest in such Subsidiary's assets, together with legal opinions in form and substance satisfactory to the Agent to be delivered to the Agent and the Banks opining as to authorization validity and enforceability of such Guaranty and Security Documents and (as to the applicable Security Documents) the perfection of such Security interests.

     9.14.  Copyright Registration. The Borrower agrees to cause Pivotpoint,
            ----------------------
Inc. and its Subsidiaries to register copyrights for all software products with the United States Copyright Office not later than one hundred eighty (180) days after the Closing Date. In addition, the Borrower hereby agrees to, and to cause each of its

Subsidiaries to, register copyrights for all software products with the United States Copyright Office within sixty (60) days of marketing any new product and the Borrower shall, and shall cause each of its Subsidiaries to, simultaneously with such registration, execute and deliver to the Bank for recordation with the United States Copyright Office an amendment to the Copyright Memorandum covering such registered copyrights in form and substance satisfactory to the Agent.

     9.15.  Interest Rate Protection. The Borrower will, not later than ninety
            ------------------------
(90) days from the Closing Date, purchase an interest rate cap or swap or effect other interest rate protection arrangements for a minimum period of not less than two (2) years and in an amount equal to not less than fifty percent (50%) of the outstanding principal amount of the Term Loans.

     9.16.  Cash Management. At all times after the occurrence of an Event of
            ---------------
Default, at the request of the Agent, the Borrower will, and will cause each of its Subsidiaries to, together with the employees, agents and other Persons acting on behalf of the Borrower or such Subsidiary, cause all cash receipts and all payments constituting proceeds of accounts receivable, or other Collateral to be paid, in the form received, with any appropriate endorsements, into an account with the Agent or such other account, which shall be subject to an agency agreement as shall be satisfactory to the Agent.

     9.17.  Additional Subsidiaries. If, after the Closing Date, the Borrower or
            -----------------------
any of its Subsidiaries creates or acquires, either directly or indirectly, any Subsidiary, it will immediately notify the Agent of such creation or acquisition, as the case may be, and provide the Agent with an updated Schedule
                                                                       --------
8.19 and take all other actions required by (S)9.13 hereof.
----

     9.18.  Further Assurances. The Borrower will, and will cause each of its
            ------------------
Subsidiaries to, cooperate with the Banks and the Agent and execute such further instruments and documents as the Banks or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

      10.   CERTAIN NEGATIVE COVENANTS OF THE BORROWER.
            ------------------------------------------

     The Borrower covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans or the Agent has any obligations to issue, extend or renew any Letters of Credit:

     10.1.  Restrictions on Indebtedness. The Borrower will not, and will not
            ----------------------------
permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

            (a) Indebtedness to the Banks and the Agent arising under any of the Loan Documents;

          (b) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

          (c) Subordinated Debt in an amount and on terms and conditions approved by the Majority Banks in writing;

          (d) Indebtedness incurred in connection with the acquisition after the date hereof of any real or personal property by the Borrower or such Subsidiary or under any Capitalized Lease, provided that the aggregate
                                                --------
     principal amount of such Indebtedness of the Borrower and its Subsidiaries shall not exceed the aggregate amount of $5,000,000 at any one time;

          (e) Indebtedness existing on the date hereof and listed and described on Schedule 10.1 hereto;
        -------- ----

          (f) Indebtedness of any Guarantor to the Borrower or of the Borrower to any Guarantor so long as such Guarantor remains a Guarantor hereunder, has otherwise complied with the provisions of (S)7.1 hereof and remains a Subsidiary of the Borrower;

          (g) Indebtedness of the Borrower consisting of a guaranty by the Borrower of loans to employees of the Borrower, provided that the aggregate principal amount of such Indebtedness of the Borrower shall not exceed the aggregate amount of $1,000,000 at any one time;

          (h) Indebtedness of the Borrower in respect of the interest rate protection arrangements required pursuant to (S)9.15 hereof and any interest rate swap, cap, collar or similar arrangements or foreign currency exchange transactions so long as such arrangements are not for speculative purposes;

          (i) unsecured Indebtedness of the Borrower or any Subsidiary consisting of a guaranty by the Borrower or such Subsidiary of Indebtedness permitted to be incurred under this (S)10.1;

          (j) Indebtedness of the Borrower or any Subsidiary in respect of performance bond and completion guaranties provided by the Borrower or any Subsidiary in the ordinary course of business, provided that the aggregate principal amount of such Indebtedness shall not exceed the aggregate amount of $2,000,000 at any one time;

          (k) Indebtedness of Foreign Subsidiaries to the Borrower in an aggregate amount not to exceed $2,500,000 at any one time outstanding;

          (l) Indebtedness of the Borrower in respect of equity related purchase obligations arising under its stock option plan or executive compensation plans; and

          (m) other unsecured Indebtedness of the Borrower or any Subsidiary in an aggregate amount not to exceed $1,000,000 at any one time, provided that such Indebtedness is on terms and conditions (including without limitation default provisions) which are no more onerous than the terms of this Credit Agreement.

     10.2.  Restrictions on Liens. The Borrower will not, and will not permit
            ---------------------
any of its Subsidiaries to, (a) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (e) sell, assign, pledge or otherwise transfer any "receivables" as defined in clause (g) of the definition of the term "Indebtedness," with or without recourse; or (f) enter into or permit to exist any arrangement or agreement, enforceable under applicable law, which directly or indirectly prohibits the Borrower or any of its Subsidiaries from creating or incurring any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest other than in favor of the Agent for the benefit of the Banks and the Agent under the Loan Documents and other than customary anti-assignment provisions in leases and licensing agreements entered into by the Borrower or such Subsidiary in the ordinary course of its business, provided that the Borrower or any of its Subsidiaries may create or incur or
--------
suffer to be created or incurred or to exist:

          (i) liens in favor of the Borrower on all or part of the assets of Subsidiaries of the Borrower securing Indebtedness owing by Subsidiaries of the Borrower to the Borrower;

          (ii) liens to secure taxes, assessments and other government charges in respect of obligations not overdue or liens on properties to secure claims for labor, material or supplies in respect of obligations not overdue;

          (iii) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations or deposits made in connection with performance bonds obtained in the ordinary course of business;

          (iv) liens on properties in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Borrower or such Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

          (v) liens of carriers, warehousemen, mechanics and materialmen, and other like liens, in existence less than 120 days from the date of creation thereof in respect of obligations not overdue;

          (vi) encumbrances on Real Estate consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which the Borrower or a Subsidiary of the Borrower is a party, and other minor liens or encumbrances none of which in the opinion of the Borrower interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrower and its Subsidiaries, which defects do not individually or in the aggregate have a Material Adverse Effect;

          (vii)   liens existing on the date hereof and listed on Schedule 10.2
                                                                  -------- ----
     hereto;

          (viii) purchase money security interests in or purchase money mortgages on real or personal property acquired after the date hereof to secure purchase money Indebtedness of the type and amount permitted by
     (S)10.1(d), incurred in connection with the acquisition of such property, which security interests or mortgages cover only the real or personal property so acquired and liens in favor of lessors under Capitalized Leases on assets subject to Capitalized Leases permitted by (S)10.1(d) hereof;

          (ix) liens in favor of the Agent for the benefit of the Banks and the Agent under the Loan Documents; and

          (x) liens to secure Indebtedness of the type and amount permitted by (S)10.1(g).

     10.3.  Restrictions on Investments. The Borrower will not, and will not
            ---------------------------
permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in:

          (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by the Borrower;

          (b) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks or banks organized under the laws of any country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD, having in each case total capital and surplus in excess of $1,000,000,000;

          (c) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and at least two of the ratings for which are (i) not less than "P 1" if rated by Moody's Investors Service, Inc. ("Moody's"), (ii) not less than "A 1" if rated by Standard and Poor's Rating Group ("S&P") and (iii) not less than "F1" if rated by Fitch Investors Service, Inc. ("Fitch");

          (d) corporate notes and corporate bonds with maturities of no greater than one year that at the time of purchase have been rated and at least two of the ratings for which are (i) not less than "A2" if rated by Moody's,
     (ii) not less than "A" if rated by S&P, and (iii) not less than "A" if rated by Fitch.

          (e) taxable and/or tax-exempt municipal notes/bonds with maturities of no greater than one year that at the time of purchase have been rated at least "MIG1/VMIG1" by Moody's and "SP1" by S&P, provided that if only long-term ratings are available, such note/bond must be at least "AAA" rated.

          (f) taxable and/or tax-exempt municipal auction rate securities with reset mechanisms of no greater than one year that at the time of purchase have been rated and at least two of the long-term credit ratings for which are (i) not less than "Aaa" if rated by Moody's, (ii) not less than "AAA" if rated by S&P, and (iii) not less than "AAA" if rated by Fitch.

          (g)  Investments existing on the date hereof and listed on Schedule
                                                                     --------
     10.3 hereto;
     ----

          (h) Investments with respect to Indebtedness permitted by (S)10.1(f) so long as such entities remain Subsidiaries of the Borrower and remains a Guarantor hereunder;

          (i) Investments consisting of the Guaranty or Investments by the Borrower in Guarantors, so long as such Guarantor remains a Guarantor hereunder and a Subsidiary of the Borrower and the Borrower and such Guarantor shall have otherwise complied with the provisions of (S)7 hereof;

          (j) Investments consisting of promissory notes received as proceeds of asset dispositions permitted by (S)10.5.2;

          (k) Investments consisting of loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $500,000 in the aggregate at any time outstanding;

          (l) Investments consisting of Investments in money-market mutual funds consisting entirely of (i) United States treasury or agency funds;
     (ii) the Boston 1784 Funds and any successor fund thereto; (iii) Fidelity Investment money-market funds which are open-end investment companies registered under the Investment Company Act of 1940, as amended; and (iv) other money market mutual funds acceptable to the Agent;

          (m) (i) Investments in the form of stock in MAPICS University in an aggregate amount not to exceed 150,000 shares of the capital stock of the Borrower and only to the extent that the consideration provided by the Borrower for such Investment is solely in the form of capital stock of the Borrower, (ii) Investments in MAPICS Business Solutions in an aggregate amount not to exceed $3,250,000, and (iii) so long as on the date of determination the Leverage Ratio calculated on a pro forma basis to
                                                      ---------
     include, among other things, any Indebtedness incurred or to be incurred to fund such Investments, is less than or equal to 1.50:1.00, other Investments which are or are intended to further the business interest of the Borrower (including, without limitation, joint venture entities), provided, the principal amount of all such Investments made pursuant to
     --------
     this (S)10.3(m) shall not exceed $32,000,000 in the aggregate at any time outstanding and, provided, further that the principal amount of all such
                      -----------------
     Investments made pursuant to this (S)10.3(m) which are made with any consideration other than the capital stock of the Borrower shall not exceed $16,000,000 in the aggregate at any time outstanding;

          (n) Investments with respect to Indebtedness permitted by (S)10.1(k) so long as such entities remain Subsidiaries of the Borrower and equity Investments of the Borrower in Foreign Subsidiaries, provided, that the aggregate amount of all such Investments made pursuant to this (S)10.3(n) does not exceed $2,500,000 at any time outstanding;

provided, however, that, with the exception of demand deposits referred to in
--------  -------
(S)10.3(b) and loans and advances referred to in (S)10.3(k), such Investments will be considered Investments permitted by this (S)10.3 only if all actions have been taken to the satisfaction of the Agent to provide to the Agent, for the benefit of the Banks and the Agent, a first priority perfected security interest in all of such Investments free of all encumbrances other than Permitted Liens.

     10.4.  Restricted Payments. Neither the Borrower nor any Subsidiary will
            -------------------
make any Restricted Payment, provided, however, notwithstanding anything to the
                             --------  -------
contrary contained in this Credit Agreement, so long as no Default or Event of Default has occurred and is continuing or would exist as a result thereof, (a) any Subsidiary of the Borrower shall be permitted to make

Distributions to employees, officers, consultants and directors of the Borrower pursuant to the terms of the Borrower's stock option plan and executive compensation plans in an aggregate amount not to exceed $10,000,000.

     10.5. Merger, Consolidation and Disposition of Assets.
           -----------------------------------------------

           10.5.1.  Mergers and Acquisitions. The Borrower will not, and will
                    ------------------------
     not permit any of its Subsidiaries to, become a party to any merger or consolidation, or agree to or effect any asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business consistent with past practices) except (a) the Transaction, (b) the Investments permitted pursuant to (S)10.3(m)(ii) and (iii), and (c) the merger or consolidation of one or more of the Subsidiaries of the Borrower with and into the Borrower.

           10.5.2.  Disposition of Assets. The Borrower will not, and will not
                    ---------------------
     permit any of its Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than (a) the sale of inventory, the licensing of intellectual property and the disposition of obsolete assets, in each case in the ordinary course of business consistent with past practices, and (b) so long as no Default or Event of Default has occurred and is continuing or would exist as a result thereof, any Asset Sale so long as the Borrower or the Subsidiary receives fair and reasonable consideration in cash for any such assets sold or otherwise disposed of in such Asset Sale and the aggregate value of all such assets sold or otherwise disposed of by the Borrower and its Subsidiaries in any twelve
     (12) consecutive month period does not exceed ten percent (10%) of the value of the Total Assets of the Borrower and its Subsidiaries in such twelve (12) month period.

     10.6. Sale and Leaseback. The Borrower will not, and will not permit any of
           ------------------
its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby the Borrower or any Subsidiary of the Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that the Borrower or any Subsidiary of the Borrower intends to use for substantially the same purpose as the property being sold or transferred.

     10.7. Compliance with Environmental Laws. The Borrower will not, and will
           ----------------------------------
not permit any of its Subsidiaries to, (a) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, (c) generate any Hazardous Substances on any of the Real Estate, (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into the Real Estate or (e) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner that would violate any Environmental Law or bring such Real Estate in violation of any Environmental Law.

     10.8.  Subordinated Debt. The Borrower will not, and will not permit any of
            -----------------
its Subsidiaries to, amend, supplement or otherwise modify the terms of any of the Subordinated Debt or prepay, redeem or repurchase any of the Subordinated Debt.

     10.9.  Employee Benefit Plans. Neither the Borrower nor any ERISA Affiliate
            ----------------------
will

            (a)  engage in any "prohibited transaction" within the meaning of
     (S)406 of ERISA or (S)4975 of the Code which could result in a material liability for the Borrower or any of its Subsidiaries; or

            (b) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in (S)302 of ERISA, in excess of $1,000,000, whether or not such deficiency is or may be waived; or

            (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of the Borrower or any of its Subsidiaries pursuant to (S)302(f) or (S)4068 of ERISA; or

            (d) amend any Guaranteed Pension Plan in circumstances requiring the posting of security pursuant to (S)307 of ERISA or (S)401(a)(29) of the Code; or

            (e) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of (S)4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans by more than $1,000,000, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities.

     10.10. Business Activities. The Borrower will not, and will not permit any
            -------------------
of its Subsidiaries to, engage directly or indirectly (whether through Subsidiaries or otherwise) in any type of business other than the businesses conducted by them on the Closing Date and in related businesses.

     10.12. Fiscal Year. The Borrower will not, and will not permit any of it
            -----------
Subsidiaries to, without the written consent of the Agent, change the date of the end of its fiscal year from that set forth in (S)8.4.1.

     10.12. Transactions with Affiliates. The Borrower will not, and will not
            ----------------------------
permit any of its Subsidiaries to, engage in any transaction with any Affiliate (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Affiliate or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any such Affiliate has a substantial interest or is an officer, director, trustee or partner, on terms more favorable to such Person than would have been obtainable on an arm's-length basis in the ordinary course of business.

     10.13. Upstream Limitations. The Borrower will not, and will not permit any
            --------------------
of its Subsidiaries to, enter into any agreement, contract or arrangement (other than the Credit Agreement and the other Loan Documents) restricting the ability of any Subsidiary to pay or make dividends or distributions in cash or kind to the Borrower, to make loans, advances or other payments of whatsoever nature to the Borrower, or to make transfer or distributions of all or any part of its assets to the Borrower.

     10.14. Inconsistent Agreements. The Borrower will not, and will not permit
            -----------------------
any of its Subsidiaries to, enter into any agreement containing any provision which would be violated or breached by the performance by the Borrower or any of its Subsidiaries of their respective obligations hereunder or under any of the Loan Documents.

     10.15. Modification of Documents and Charter Documents. The Borrower will
            -----------------------------------------------
not, nor will it permit any of its Subsidiaries to, consent to or agree to any amendment, supplement or other modification to the Transaction Documents or the Capitalization Documents without the prior written consent of the Agent unless such amendment, supplement or modification would not have any material adverse effect on the Agent's or the Bank's rights under the Loan Documents or the Borrower's or any of its Subsidiaries' obligations under the Loan Documents.

            11. FINANCIAL CoVENANTS OF THE BORROWER.
                -----------------------------------

     The Borrower covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans or the Agent has any obligation to issue, extend or renew any Letters of Credit:

     11.1   Leverage Ratio. The Borrower will not, at any time during any period
            --------------
described in the table set forth below permit the Leverage Ratio for such period to exceed the ratio set forth opposite such period in such table:

     -----------------------------------------------------------------------
                       Period                            Rate
     -----------------------------------------------------------------------

     -----------------------------------------------------------------------
            Closing Date - June 30, 2000               2.25:1.00
     -----------------------------------------------------------------------
          July 1, 2000 - September 30, 2000            2.00:1.00
     -----------------------------------------------------------------------
           October 1, 2000 - March 31, 2001            1.75:1.00
     -----------------------------------------------------------------------
                At any time thereafter                 1.50:1.00
     -----------------------------------------------------------------------

     -----------------------------------------------------------------------

     11.2. Consolidated Operating Cash Flow to Debt Service. The Borrower will
           ------------------------------------------------
not, as of the end of any fiscal quarter ending during any period described in the table set forth below, permit the ratio of (a) Consolidated Operating Cash Flow for the Reference Period ending on such date to (b) the sum of (i) Consolidated Financial Obligations plus (ii) Consolidated Total Interest Expense
                                   ----
for such Reference Period to be less than the ratio set forth opposite such period in such table:


     ----------------------------------------------------------------------
                        Period                                Rate
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
              March 31 - September 30, 2000                2.00:1.00
     ----------------------------------------------------------------------
          December 31, 2000 - September 30, 2001           1.35:1.00
     ----------------------------------------------------------------------
           Each fiscal quarter ending thereafter           1.50:1.00
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     11.3. Profitable Operations. The Borrower will not, as of the end of any
           ---------------------
fiscal quarter ending during any period described in the table set forth below, permit Adjusted EBITDA at the end of such quarter to be less than the amount set forth opposite such period in such table:

     -----------------------------------------------------------------------
                       Period                           Amount
     -----------------------------------------------------------------------

     -----------------------------------------------------------------------
                   March 31, 2000                    $ 3,200,000
     -----------------------------------------------------------------------
                   June 30, 2000                     $ 3,500,000
     -----------------------------------------------------------------------
                 September 30, 2000                  $14,000,000
     -----------------------------------------------------------------------
                  December 31, 2000                  $10,500,000
     -----------------------------------------------------------------------
                   March 31, 2001                    $10,000,000
     -----------------------------------------------------------------------
                   June 30, 2001                     $11,500,000
     -----------------------------------------------------------------------
                Any time thereafter                  $12,000,000
     -----------------------------------------------------------------------

     -----------------------------------------------------------------------

     11.4. Quick Ratio. The Borrower will not, at any time during any period
           -----------
described in the table set forth below, permit the ratio of Consolidated Quick Assets to Consolidated Current Liabilities to be less than the ratio set forth opposite such period in such table:

     -----------------------------------------------------------------------
                  Period                                   Rate
     -----------------------------------------------------------------------

     -----------------------------------------------------------------------
         Closing Date - March 31, 2002                   0.80:1.00
     -----------------------------------------------------------------------
           At any time thereafter                        1.10:1.00
     -----------------------------------------------------------------------

     -----------------------------------------------------------------------

     11.5. Operating Leases. The Borrower will not, nor will it permit any of
           ----------------
its Subsidiaries to, as lessee, enter into, permit to exist, or renew any agreements to rent or lease any real or personal property if the aggregate annual amount of payments made or to be made in respect of Rental Obligations under all such agreements will exceed $10,000,000 in any fiscal year. Compliance with this
(S)11.5 shall be measured at the end of each fiscal quarter, and shall be determined by calculating the actual Rental Obligations of the Borrower and its Subsidiaries for the period of the first day of the fiscal year in which such calculation is being determined through the date of determination plus the
                                                                  ----
projected Rental Obligations of the Borrower and its Subsidiaries which are to be made for the remainder of such fiscal year.

                           12.  CLOSING CONDITIONS.
                                ------------------

     The obligations of the Banks to make the initial Revolving Credit Loans and the Term Loan and of the Agent to issue any Letters of Credit shall be subject to the satisfaction of the following conditions precedent on or prior to the Closing Date:

     12.1. Loan Documents etc.
           ------------------

           12.1.1. Loan Documents. Each of the Loan Documents shall have been
                   --------------
     duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks. Each Bank shall have received a fully executed copy of each such document.

           12.1.2. Transaction Documents. Each of the Transaction Documents
                   ---------------------
     shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks. Each Bank shall have received a fully executed copy of each such document.

     12.2. Certified Copies of Charter Documents. Each of the Banks shall have
           -------------------------------------
received from the Borrower and each Guarantor, a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of (a) its charter or other incorporation documents as in effect on such date of certification, and (b) its by-laws as in effect on such date.

     12.3. Corporate Action. All corporate action necessary for the valid
           ----------------
execution, delivery and performance by the Borrower and each of its Subsidiaries of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Banks shall have been provided to each of the Banks.

     12.4. Incumbency Certificate. Each of the Banks shall have received from
           ----------------------
the Borrower and each Guarantor, an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of the Borrower or such Subsidiary, and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of each of the Borrower or such Subsidiary, each of the Loan Documents to which the Borrower or such Subsidiary is or is to become a party; (b) in the case of the Borrower, to make Loan Requests and Conversion Requests and to apply for Letters of Credit; and (c) to give notices and to take other action on its behalf under the Loan Documents.

     12.5.  Validity of Liens. The Security Documents shall be effective to
            -----------------
create in favor of the Agent a legal, valid and enforceable first (except for Permitted Liens entitled to priority under applicable law) security interest in and lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Agent to protect and preserve such security interests shall have been duly effected. The Agent shall have received evidence thereof in form and substance satisfactory to the Agent.

     12.6.  Perfection Certificates and UCC Search Results. The Agent shall have
            ----------------------------------------------
received from the Borrower and each Guarantor a completed and fully executed Perfection Certificate and the results of UCC searches with respect to the Collateral, indicating no liens other than Permitted Liens and otherwise in form and substance satisfactory to the Agent.

     12.7.  Certificates of Insurance. The Agent shall have received (a) a
            -------------------------
certificate of insurance from an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained and naming the Agent as loss payee and additional insured in accordance with the provisions of the Security Agreements and (b) certified copies of all policies evidencing such insurance (or certificates therefore signed by the insurer or an agent authorized to bind the insurer).

     12.8.  Opinion of Counsel. Each of the Banks and the Agent shall have
            ------------------
received a favorable legal opinion addressed to the Banks and the Agent, dated as of the Closing Date, in form and substance satisfactory to the Banks and the Agent, from Alston & Bird LLP, counsel to the Borrower and its Subsidiaries.

     12.9.  Satisfaction of Conditions of Merger Agreement. The Agent shall have
            ----------------------------------------------
received evidence that all of the closing conditions in the Merger Agreement have been satisfied without recourse to any provision permitting the waiver by any party thereto of any condition, obligation, covenant or other requirement and the Merger has occurred.

     12.10. Completion of Transaction, Etc. The Transaction shall have been
            ------------------------------
completed pursuant to the Transaction Documents and otherwise on terms and conditions that are satisfactory to the Agent in all respects including (a) the purchase price paid in connection with the Merger shall not exceed $48,000,000 in the aggregate; (b) the working capital shall not be less than the amount set forth in the Merger Agreement; (c) the assumption of certain transaction expenses of Pivotpoint, Inc. shall not exceed $500,000 in the aggregate; (d) the assumption of certain other liabilities of Pivotpoint, Inc. acceptable to the Agent in an amount not to exceed $2,750,000 in the aggregate; and (e) the assumption of senior secured funded indebtedness of Pivotpoint, Inc. in an amount not to exceed $2,800,000, such indebtedness to be immediately repaid on the Closing Date.

     12.11. Completion of Successful Financial Inquiry. The Agent and the Banks
            ------------------------------------------
shall be satisfied that all information provided to the Agent prior to the Closing Date accurately sets for the cash flow for such period attributable to the assets and business to be acquired in the Transaction.

     12.12.  Consents and Approvals. The Agent shall have received evidence that
             ----------------------
all consents and approvals necessary to complete the Transaction and the transactions contemplated hereby have been obtained.

     12.13.  Capital Structure. The Agent shall have received a certificate from
             -----------------
the Borrower demonstrating that on the Closing Date, on a pro forma basis after
                                                          --- -----
giving effect to the Transaction and after giving effect to the borrowings hereunder (a) the Leverage Ratio, does not exceed 2.15:1.00, (b) Adjusted EBITDA is not less than $18,600,000, and (c) outstanding Revolving Credit Loans do not exceed $0.

     12.14.  Payment of Fees. The Borrower shall have paid to the Banks or the
             ---------------
Agent, as appropriate, the closing fee and the Agent's fee provided for in, and shall have complied with all other arrangements set forth in, the Fee Letter.

     12.15.  Payoff of Existing Obligations. The Agent shall have received
             ------------------------------
evidence that all loans and obligations outstanding under the Existing Credit Agreement have been repaid and all commitments to lend thereunder have been terminated.

     12.16.  Disbursement Instructions. The Agent shall have received
             -------------------------
disbursement instructions from the Borrower, indicating that a portion of the proceeds of the Loans are paid to satisfy the obligations described in
(S)8.17.1.

                       13.  CONDITIONS TO ALL BORROWINGS.
                            ----------------------------

     The obligations of the Banks to make any Loan, including the Revolving Credit Loan and the Term Loan, and of the Agent to issue, extend or renew any Letter of Credit, in each case whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

     13.1.  Representations True; No Event of Default. Each of the
            -----------------------------------------
representations and warranties of any of the Borrower and its Subsidiaries contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan or the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted or not prohibited by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

     13.2.  No Legal Impediment. No change shall have occurred in any law or
            -------------------
regulations thereunder or interpretations thereof that in the reasonable opinion of any Bank would make it illegal for such Bank to make such Loan or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the Agent would make it illegal for the Agent to issue, extend or renew such Letter of Credit.

     13.3.  Governmental Regulation. Each Bank shall have received such
            -----------------------
statements in substance and form reasonably satisfactory to such Bank as such Bank shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

     13.4.  Proceedings And Documents. All proceedings in connection with the
            -------------------------
transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Banks and to the Agent and the Agent's Special Counsel, and the Banks, the Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

     13.5.  Borrowing Base Report. Prior to the making of any Revolving Credit
            ---------------------
Loan, Agent shall have received the most recent Borrowing Base Report required to be delivered to the Agent in accordance with (S)9.4(f) and, if requested by the Agent, a Borrowing Base Report dated within three (3) days of the Drawdown Date of such Loan or of the date of issuance, extension or renewal of such Letter of Credit.

                   14.  EVENTS OF DEFAULT; ACCELERATION; ETC.
                        ------------------------------------

     14.1.  Events of Default and Acceleration. If any of the following events
            ----------------------------------
("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

            (a) the Borrower shall fail to pay any principal of the Loans or any Reimbursement Obligation when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

            (b) the Borrower or any of its Subsidiaries shall fail to pay any interest on the Loans, the commitment fee, any Letter of Credit Fee, the Agent's fee, or other sums due hereunder or under any of the other Loan Documents, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (c) the Borrower shall fail to comply with any of its covenants contained in (S)(S)9.1, 9.2, 9.4, 9.5.1, 9.6, 9.9, and 9.12 - 9.17, (S)10
     or (S)11;

          (d) the Borrower or any of its Subsidiaries shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this (S)14.1) for fifteen (15) days after written notice of such failure has been given to the Borrower by the Agent;

          (e) any representation or warranty of the Borrower or any of its Subsidiaries in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated, provided, if any good faith representation made by the Borrower on the
     --------
     Closing Date as to Pivotpoint, Inc. shall prove to have been false in any material respect on such date, such an event shall not constitute a default hereunder if all consequences, liabilities and claims associated with such false representation are in an amount which does not exceed $10,000,000 in the aggregate;

          (f) the Borrower or any of its Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Leases in an aggregate amount in excess of $250,000, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received or in respect of any Capitalized Leases in an aggregate amount in excess of $250,000 for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

          (g) the Borrower or any of its Subsidiaries (other than a Non-Material Subsidiary unless the Borrower or any other Subsidiary has been adversely effected by the occurrence of such event (such a Non-Material Subsidiary causing no adverse effect being hereinafter referred to as a "Deminimis Subsidiary")) shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower or any of its Subsidiaries (other than a Deminimis Subsidiary) or of any substantial part of the assets of the Borrower or any of its Subsidiaries (other than a Deminimis Subsidiary) or shall commence any case or other proceeding relating to the Borrower or any of its Subsidiaries (other than a Deminimis

     Subsidiary) under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Borrower or any of its Subsidiaries (other than a Deminimis Subsidiary) and the Borrower or any of its Subsidiaries (other than a Deminimis Subsidiary) shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within forty-five (45) days following the filing thereof;

          (h) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Borrower or any of its Subsidiaries (other than a Deminimis Subsidiary) bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the Borrower or any Subsidiary (other than a Deminimis Subsidiary) of the Borrower in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

          (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty days, whether or not consecutive, any final judgment against the Borrower or any of its Subsidiaries (other than a Deminimis Subsidiary) that, with other outstanding final judgments, undischarged, against the Borrower or any of its Subsidiaries (other than a Deminimis Subsidiary) exceeds in the aggregate $1,000,000;

          (j) if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded or the Agent's security interests, mortgages or liens in a substantial portion of the Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents, in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Banks, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower or any of its Subsidiaries party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

          (k) the Borrower or any ERISA Affiliate incurs any liability to the PBGC or a Guaranteed Pension Plan pursuant to Title IV of ERISA, or the Borrower or any ERISA Affiliate is assessed withdrawal liability pursuant to Title IV of ERISA by a Multiemployer Plan, or any of the following occurs with respect to a Guaranteed Pension Plan: (i) an ERISA Reportable Event, or a failure to make a required installment or other payment (within the meaning of (S)302(f)(1) of ERISA), provided that the Agent determines in
                                        --------
     its reasonable discretion that such event (A) could be expected to result in liability of the Borrower or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $1,000,000 and (B) could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC, for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan or for the imposition of a lien in favor of such Guaranteed Pension Plan; or
     (ii) the appointment by a United States District Court of a trustee to administer such Guaranteed Pension Plan; or (iii) the institution by the PBGC of proceedings to terminate such Guaranteed Pension Plan;

          (l) the Borrower or any of its Subsidiaries (other than a Deminimis Subsidiary) shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its business and such order shall continue in effect for more than thirty (30) days;

          (m) there shall occur any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes, for more than fifteen
     (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Borrower or any of its Subsidiaries if such event or circumstance is not covered by business interruption insurance and would have a Material Adverse Effect;

          (n) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by the Borrower or any of its Subsidiaries if such loss, suspension, revocation or failure to renew would have a Material Adverse Effect;

          (o) the Borrower or any of its Subsidiaries shall be indicted for a state or federal crime, or any civil or criminal action shall otherwise have been brought or threatened against the Borrower or any of its Subsidiaries, a punishment for which in any such case could include the forfeiture of any assets of the Borrower or such Subsidiary included in the Borrowing Base or any assets of the Borrower or such Subsidiary not included in the Borrowing Base but having a fair market value in excess of $1,000,000; or

          (p) the Borrower shall at any time fail to own one hundred percent (100%) of the Capital Stock of any Guarantor which is a direct Subsidiary (other than any Subsidiary formed in connection with Mapics Business Solutions), and any Guarantor shall fail to own one hundred percent (100%) of the Capital Stock of any Guarantor which is its direct Subsidiary, provided, however, to the extent the Borrower or any Guarantor, as the case
     --------  -------
     may be, owns less than one hundred percent (100%) of the capital stock of any Guarantor at the time such Subsidiary becomes a Guarantor hereunder, then it shall only constitute an Event of Default if the Borrower or the Guarantor, as the case may be, shall at any time own less than one hundred percent (100%) of the amount of the capital stock (in terms of percentages) of such Subsidiary than the Borrower or Guarantor, as the case may be, owned on the date such Person became a Subsidiary of the Borrower or such Guarantor, or any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of thirty percent (30%) or more of the outstanding shares of common stock of the Borrower; or, the first day on which the majority of the directors of the Borrower are not Continuing Directors;

then, and in any such event, so long as the same may be continuing, the Agent may, and upon the request of the Majority Banks shall, by notice in writing to the Borrower declare all amounts owing with respect to this Credit Agreement, the Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the event of any Event
                                         --------
of Default specified in (S)(S)14.1(g) or 14.1(h), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Agent or any Bank.

     14.2.  Termination of Commitments. If any one or more of the Events of
            --------------------------
Default specified in (S)14.1(g) or (S)14.1(h) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Banks shall be relieved of all further obligations to make Loans to the Borrower and the Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, the Agent may and, upon the request of the Majority Banks, shall, by notice to the Borrower, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Banks shall be relieved of all further obligations to make Loans and the Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. No termination of the credit hereunder shall relieve the Borrower or any of its Subsidiaries of any of the Obligations.

     14.3.  Remedies. In case any one or more of the Events of Default shall
            --------
have occurred and be continuing, and whether or not the Banks shall have accelerated the maturity of the Loans pursuant to (S)14.1, each Bank, if owed any amount with respect to the Loans or the Reimbursement Obligations, may, with the consent of the Majority Banks but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit

Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Bank are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount
                     -- -----
shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Bank. No remedy herein conferred upon any Bank or the Agent or the holder of any Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

     14.4.  Distribution of Collateral Proceeds. In the event that, following
            -----------------------------------
the occurrence or during the continuance of any Default or Event of Default, the Agent or any Bank, as the case may be, receives any monies in connection with the enforcement of any the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

            (a) First, to the payment of, or (as the case may be) the reimbursement of the Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent to such monies;

            (b) Second, to all other Obligations in such order or preference as the Majority Banks may determine; provided, however, that (i) distributions
                                       --------  -------
     shall be made (A) pari passu among Obligations with respect to the Agent's
                       ---- -----
     fee payable pursuant to (S)6.2 and all other Obligations and (B) with respect to each type of Obligation owing to the Banks, such as interest, principal, fees and expenses, among the Banks pro rata, and (ii) the Agent
                                                   --- ----
     may in its discretion make proper allowance to take into account any Obligations not then due and payable;

            (c) Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Banks and the Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to (S)9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and

            (d) Fourth, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

                                  15.  SETOFF.
                                       ------

     Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Banks to the Borrower and any securities or other property of the Borrower in the possession of such Bank may be applied to or set off by such Bank against the payment of Obligations and any and all other liabilities then due, direct, or indirect, absolute or contingent, now existing or hereafter arising, of the Borrower to such Bank. Each of the Banks agrees with each other Bank that (a) if an amount to be set off is to be applied to Indebtedness of the Borrower to such Bank, other than Indebtedness evidenced by the Notes held by such Bank or constituting Reimbursement Obligations owed to such Bank, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Bank or constituting Reimbursement Obligations owed to such Bank, and (b) if such Bank shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by, or constituting Reimbursement Obligations owed to, such Bank by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by, or Reimbursement Obligations owed to, such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Notes held by, and Reimbursement Obligations owed to, all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or
                               --- -----
otherwise as shall result in each Bank receiving in respect of the Notes held by it or Reimbursement obligations owed it, its proportionate payment as contemplated by this Credit Agreement; provided that if all or any part of such
                                       --------
excess payment is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

                                16.  THE AGENT.
                                     ---------

     16.1.  Authorization.
            -------------

            (a) The Agent is authorized to take such action on behalf of each of the Banks and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed herein or
     --------
     therein shall be implied to have been assumed by the Agent.

            (b) The relationship between the Agent and each of the Banks is that of an independent contractor. The use of the term "Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Agent and each of the Banks. Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Agent and any of the Banks.

            (c) As an independent contractor empowered by the Banks to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Agent is nevertheless a "representative" of the Banks, as that term is defined in Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Banks and the Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Banks and the Agent.

     16.2.  Employees and Agents. The Agent may exercise its powers and execute
            --------------------
its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

     16.3.  No Liability. Neither the Agent nor any of its shareholders,
            ------------
directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

     16.4.  No Representations.
            ------------------

            16.4.1.  General.  The Agent shall not be responsible for the
                     -------
     execution or validity or enforceability of this Credit Agreement, the Notes, the Letters of Credit, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower or any of its Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes or to inspect any of the properties, books or records of the Borrower or any of its Subsidiaries. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the credit worthiness or financial conditions of the Borrower or any of its Subsidiaries. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

            16.4.2.  Closing Documentation, etc. For purposes of determining
                     --------------------------
     compliance with the conditions set forth in (S)12, each Bank that has executed this Credit Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document and matter either sent, or made available, by the Agent or FRS, as arranger to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be to be consent to or approved by or acceptable or satisfactory to such Bank, unless an officer of the Agent or FRS active upon the Borrower's account shall have received notice from such Bank not less than two (2) days prior to the Closing Date specifying such Bank's objection thereto and such objection shall not have been withdrawn by notice to the Agent or FRS to such effect on or prior to the Closing Date.

     16.5.  Payments.
            --------

            16.5.1.    Payments To Agent. A payment by the Borrower to the Agent
                       -----------------
     hereunder or any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Agent agrees promptly to distribute to each Bank such Bank's pro rata share of payments received by
                                         --- ----
     the Agent for the account of the Banks except as otherwise expressly provided herein or in any of the other Loan Documents.

            16.5.2.  Distribution by Agent. If in the opinion of the Agent the
                     ---------------------
     distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

            16.5.3. Delinquent Banks. Notwithstanding anything to the contrary
                    ----------------
     contained in this Credit Agreement or any of the other Loan Documents, any Bank that fails (a) to make available to the Agent its pro rata share of
                                                            --- ----
     any Loan or to purchase any Letter of Credit Participation or (b) to comply with the provisions of (S)15 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata
                                                                   --- ----
     share of such payments due and payable to all of the Banks, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, Unpaid Reimbursement Obligations, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective pro rata shares of all outstanding Loans and Unpaid Reimbursement
     --- ----
     Obligations. The Delinquent Bank hereby authorizes the Agent to distribute such payments to the nondelinquent Banks in proportion to their respective pro rata shares of all outstanding Loans and Unpaid Reimbursement
     --- ----
     Obligations. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans and Unpaid Reimbursement Obligations of the nondelinquent Banks, the Banks' respective pro rata shares of all
                                                    --- ----
     outstanding Loans and immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

     16.6.  Holders of Notes. The Agent may deem and treat the payee of any Note
            ----------------
or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

     16.7.  Indemnity. The Banks ratably agree hereby to indemnify and hold
            ---------
harmless the Agent and its affiliates from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent or such affiliate has not been reimbursed by the Borrower as required by (S)17), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

     16.8.  Agent as Bank. In its individual capacity, Fleet shall have the same
            -------------
obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes and as the purchaser of any Letter of Credit Participations, as it would have were it not also the Agent.

     16.9.  Resignation. The Agent may resign at any time by giving sixty (60)
            -----------
days prior written notice thereof to the Banks and the Borrower. Upon any such resignation, the Majority Banks shall have the right to appoint a successor Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Agent shall be reasonably acceptable to the Borrower. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Corporation. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

     16.10. Notification of Defaults and Events of Default. Each Bank hereby
            ----------------------------------------------
agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Agent thereof. The Agent hereby agrees that upon receipt of any notice under this (S)16.10 it shall promptly notify the other Banks of the existence of such Default or Event of Default.

     16.11. Duties in the Case of Enforcement. In case one of more Events of
            ---------------------------------
Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if (a) so requested by the Majority Banks and (b) the Banks have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Majority Banks may direct the Agent in writing as to the method and the extent of any such sale or other disposition, the Banks hereby agreeing to indemnify and hold the Agent, harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Agent need not
                                            --------
comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

                       17.  EXPENSES AND INDEMNIFICATION.
                            ----------------------------

      17.1.  Expenses. The Borrower agrees to pay (a) the reasonable costs of
            --------
producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Agent or any of the Banks (other than taxes based upon the Agent's or any Bank's net income) on or with respect to the transactions contemplated by this Credit Agreement (the Borrower hereby agreeing to indemnify the Agent and each Bank with respect thereto), (c) the reasonable fees, expenses and disbursements of the Agent's Special Counsel or any local counsel to the Agent reasonably incurred in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, any amendments, modifications, approvals, consents or waivers hereto or hereunder, or the cancellation of any Loan Document upon payment in full in cash of all of the Obligations or pursuant to any terms of such Loan Document for providing for such cancellation, (d) the fees, expenses and disbursements of the Agent or any of its affiliates reasonably incurred by the Agent or such affiliate in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, including all title insurance premiums and surveyor, engineering and appraisal charges, (e) any fees, costs, expenses and bank charges, including bank charges for returned checks reasonably incurred by the Agent in establishing, maintaining or handling agency accounts, lock box accounts and other accounts for the collection of any of the Collateral; (f) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Bank or the Agent, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) reasonably incurred by any Bank or the Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or any of its Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Bank's or the Agent's relationship with the Borrower or any of its Subsidiaries and (g) all reasonable fees, expenses and disbursements of any Bank or the Agent reasonably incurred in connection with UCC searches, UCC filings, other collateral filings or mortgage recordings.

     17.2.  Indemnification. The Borrower agrees to indemnify and hold harmless
            ---------------
the Agent, its affiliates and the Banks from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation, (a) any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the Loans or Letters of Credit, (b) the reversal or withdrawal of any provisional credits granted by the Agent upon the transfer of funds from lock box, bank agency or concentration accounts or in connection with the provisional honoring of checks or other items, (c) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Borrower or any of its Subsidiaries comprised in the Collateral, (d) the Borrower or any of its Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents or (e) with respect to the Borrower and its Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding except to the extent that any of the foregoing are directly caused by the gross negligence or willful misconduct of the otherwise indemnified party. In litigation, or the preparation therefor, the Agent, on behalf of the Banks, and the Agent and its affiliates, shall be entitled to select its own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel, provided, the Borrower shall only be required to pay the reasonable
         --------
fees and expenses of one such counsel so selected by the Agent, unless the Agent or any Bank reasonably believes a conflict exists or could arise as a result of the Agent and/or the Banks using one counsel, in which case each of the Banks making such a determination and the Agent shall be entitled to select their own counsel, and in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this (S)17.2 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law.

     17.3.  Survival. The covenants contained in this (S)17 shall survive
            --------
payment or satisfaction in full of all other Obligations.

              18.  TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION.
                   ---------------------------------------------

     18.1.  Sharing of Information with Section 20 Subsidiary. The Borrower
            -------------------------------------------------
acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Borrower or one or more of its Subsidiaries, in connection with this Credit Agreement or otherwise, by a
Section 20 Subsidiary. The Borrower, for itself and each of its Subsidiaries, hereby authorizes (a) such Section 20 Subsidiary to share with the Agent and each Bank any information delivered to such Section 20 Subsidiary by the Borrower or any of its Subsidiaries, and (b) the Agent and each Bank to share with such Section 20 Subsidiary any information delivered to the Agent or such Bank by the Borrower or any of its Subsidiaries pursuant to this Credit Agreement, or in connection with the decision of such Bank to enter into this Credit Agreement; it being understood, in each case, that any such Section 20 Subsidiary receiving such information shall be bound by the confidentiality provisions of this Credit Agreement. Such authorization shall survive the payment and satisfaction in full of all of Obligations.

     18.2.  Confidentiality. Each of the Banks and the Agent agrees, on behalf
            ---------------
of itself and each of its affiliates, directors, officers, employees and representatives, to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Borrower or any of its Subsidiaries pursuant to this Credit Agreement that is identified by such Person as being confidential at the time the same is delivered to the Banks or the Agent, provided that nothing herein shall limit the disclosure of any such information
--------
(a) after such information shall have become public other than through a violation of this (S)18, (b) to the extent required by statute, rule, regulation or judicial process, (c) to counsel for any of the Banks or the Agent, (d) to bank examiners or any other regulatory authority having jurisdiction over any Bank or the Agent, or to auditors or accountants, (e) to the Agent, any Bank or any Section 20 Subsidiary, (f) in connection with any litigation to which any one or more of the Banks, the Agent or any Section 20 Subsidiary is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Loan Document, (g) to a Subsidiary or affiliate of such Bank as provided in (S)18.1 or (h) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant agrees to be bound by the provisions of (S)20.6.

     18.3.  Prior Notification. Unless specifically prohibited by applicable law
            ------------------
or court order, each of the Banks and the Agent shall, prior to disclosure thereof, notify the Borrower of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Bank by such governmental agency) or pursuant to legal process.

     18.4.  Other. In no event shall any Bank or the Agent be obligated or
            -----
required to return any materials furnished to it or any Section 20 Subsidiary by the Borrower or any of its Subsidiaries. The obligations of each Bank under this
(S)18 shall supersede and replace the obligations of such Bank under any confidentiality letter in respect of this financing signed and delivered by such Bank to the Borrower prior to the date hereof and shall be binding upon any assignee of, or purchaser of any participation in, any interest in any of the Loans or Reimbursement Obligations from any Bank.

                        19.  SURVIVAL OF COVENANTS, ETC.
                             --------------------------

     All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Banks and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Banks of any of the Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Credit Agreement or the Notes or any of the other Loan Documents remains outstanding or any Bank has any obligation to make any Loans or the Agent has any obligation to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Bank or the Agent at any time by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower or such Subsidiary hereunder.

                 20.  ASSIGNMENT, ACCESSION AND PARTICIPATION.
                      ---------------------------------------

     20.1.  Condition to Assignment and Accession.
            -------------------------------------

            20.1.1.  Conditions to Assignment by Banks. Except as provided
                     ---------------------------------
     herein, each Bank may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it, the Notes held by it and its participating interest in the risk relating to any Letters of Credit); provided that (a) each of the Agent and, unless a
                         --------
     Default or Event of Default shall have occurred and be continuing, the Borrower shall have given its prior written consent to such assignment, which consent, in the case of the Borrower, will not be unreasonably withheld, (b) if such assignment is to an Eligible Assignee which is not an existing bank, then such assignment shall be either such Bank's entire interest or be in an amount that is $2,500,000 or a multiple of $1,000,000 in excess thereof, and (c) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit F hereto (an "Assignment and Acceptance"), together with any Notes
     ------- -
     subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and (ii) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in (S)20.3, be released from its obligations under this Credit Agreement.

          20.1.2.  Accession. Except as otherwise provided herein, Eligible
                   ---------
     Assignees (each such Eligible Assignee, an "Acceding Bank") may, at the request of the Borrower and with the consent of the Agent and the Borrower, become party to this Credit Agreement by entering into an Instrument of

     Accession in substantially the form of Exhibit G hereto (an "Instrument of
                                            ------- -
     Accession") with the Borrower and the Agent and assuming thereunder a Commitment, in an amount to be agreed upon by the Borrower, such Acceding Bank and the Agent, to make Revolving Credit Loans and participate in the risk relating to the Letters of Credit pursuant to the terms hereof, and the Total Commitment shall thereupon be increased by the amount of such Acceding Bank's Commitment; provided, however, that (a) the Agent shall
                                 --------  -------
     have given its prior written consent to such accession, such consent not to be unreasonably withheld (b) immediately after giving effect to such accession, not less than $40,000,000 in the aggregate of the sum of the Term Loans outstanding and the Total Commitment shall be funded by at least one (1) or more Banks other than Fleet, and (c) in no event shall the Total Commitment be increased under any one or more of such Instruments of Accession so as to exceed, in the aggregate, $20,000,000. On the effective date specified in any Instrument of Accession, Schedule 1 hereto shall be
                                                    -------- -
     deemed to be amended to reflect (a) the name, address, Commitment and Commitment Percentage of such Acceding Bank, (b) the Total Commitment as increased by such Acceding Bank's Commitment, and (c) the changes to the other Banks' respective Commitment Percentages and any changes to the other Banks' respective Commitments (in the event such Bank is also the Acceding
     Bank) resulting from such assumption and such increased Total Commitment.

     20.2.  Certain Representations and Warranties; Limitations; Covenants. By
            --------------------------------------------------------------
executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

          (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Bank makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage,

          (b) the assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

          (c) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in (S)8.4 and (S)9.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

          (d) such assignee will, independently and without reliance upon the assigning Bank, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement;

          (e) such assignee represents and warrants that it is an Eligible Assignee;

          (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

          (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Bank;

          (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; and

          (i) such assignee acknowledges that it has made arrangements with the assigning Bank satisfactory to such assignee with respect to its pro rata
                                                                      --- ----
     share of Letter of Credit Fees in respect of outstanding Letters of Credit.

     20.3.  Register. The Agent shall maintain a copy of each Assignment and
            --------
Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and the Commitment Percentage of, and principal amount of the Revolving Credit Loans owing to and Letter of Credit Participations purchased by, the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Agent a registration fee in the sum of $3,500.

     20.4.  New Notes. Upon its receipt of an Assignment and Acceptance executed
            ---------
by the parties to such assignment, together with each Note subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Banks (other than the assigning Bank). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Bank has retained some portion of its obligations hereunder, a new Note to the order of the assigning Bank in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such in Assignment and Acceptance and shall otherwise be substantially the form of the assigned Notes. Within five (5) days of issuance of any new Notes pursuant to this (S)20.4, the Borrower shall deliver an opinion of counsel, addressed to the Banks and the Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Banks. The surrendered Notes shall be cancelled and returned to the Borrower.

     20.5.  Participations. Each Bank may sell participations to one or more
            --------------
banks or other entities in all or a portion of such Bank's rights and obligations under this Credit Agreement and the other Loan Documents; provided
                                                                      --------
that (a) each such participation shall be in an amount of not less than $1,000,000, (b) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrower and (c) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Bank as it relates to such participant, reduce the amount of any commitment fees or Letter of Credit Fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest.

     20.6.  Disclosure. The Borrower agrees that in addition to disclosures made
            ----------
in accordance with standard and customary banking practices any Bank may disclose information obtained by such Bank pursuant to this Credit Agreement to assignees or participants and potential assignees or participants hereunder; provided that such assignees or participants or potential assignees or
--------
participants shall agree (a) to treat in confidence such information unless such information otherwise becomes public knowledge, (b) not to disclose such information to a third party, except as required by law or legal process and (c) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

     20.7.  Assignee or Participant Affiliated with the Borrower. If any
            ----------------------------------------------------
assignee Bank is an Affiliate of the Borrower, then any such assignee Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to (S)14.1 or (S)14.2, and the determination of the Majority Banks shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to such assignee Bank's interest in any of the Loans or Reimbursement Obligations. If any Bank sells a participating interest in any of the Loans or Reimbursement Obligations to a participant, and such participant is the Borrower or an Affiliate of the Borrower, then such transferor Bank shall promptly notify the Agent of the sale of such participation. A transferor Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to (S)14.1 or (S)14.2 to the extent that such participation is beneficially owned by the Borrower or any Affiliate of the Borrower, and the determination of the Majority Banks shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to the interest of such transferor Bank in the Loans or Reimbursement Obligations to the extent of such participation.

     20.8.  Miscellaneous Assignment Provisions. Any assigning Bank shall retain
            -----------------------------------
its rights to be indemnified pursuant to (S)17 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Bank is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrower and the Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. If any Reference Bank transfers all of its interest, rights and obligations under this Credit Agreement, the Agent shall, in consultation with the Borrower and with the consent of the Borrower and the Majority Banks, appoint another Bank to act as a Reference Bank hereunder. Anything contained in this (S)20 to the contrary notwithstanding, any Bank may at any time pledge all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Banks organized under (S)4 of the Federal Reserve Act, 12 U.S.C. (S)341. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

     20.9.  Assignment by Borrower. The Borrower shall not assign or transfer
            ----------------------
any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Banks.

                               21.  NOTICES, ETC.
                                    ------------

     Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

          (a) if to the Borrower, at 1000 Windward Concourse Parkway, Suite 100, Alpharetta, Georgia 30005, Attention: William J. Gilmour, Chief Financial Officer and Vice President of Finance, or at such other address for notice as the Borrower shall last have furnished in writing to the Person giving the notice;

          (b) if to the Agent, at 100 Federal Street, Boston, Massachusetts 02110, USA, Attention: Jay L. Massimo, Director, or such other address for notice as the Agent shall last have furnished in writing to the Person giving the notice; and

          (c)  if to any Bank, at such Bank's address set forth on Schedule 1
                                                                   -------- -
     hereto, or such other address for notice as such Bank shall have last furnished in writing to the Person giving the notice.

     Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

                              22.  GOVERNING LAW.
                                   -------------

     THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN (S)21. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

                                 23.  HEADINGS.
                                      --------

     The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

                               24.  COUNTERPARTS.
                                    ------------

     This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

                          25.  ENTIRE AGREEMENT, ETC.
                               ---------------------

     The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in
(S)27.

                           26.  WAIVER OF JURY TRIAL.
                                --------------------

     The Borrower hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Credit Agreement, the Notes or any of the other Loan Documents, any rights or obligations hereunder or thereunder or the performance of which rights and obligations. Except as prohibited by law, the Borrower hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrower (a) certifies that no representative, agent or attorney of any Bank or the Agent has represented, expressly or otherwise, that such Bank or the Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that the Agent and the Banks have been induced to enter into this Credit Agreement, the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

                    27.  CONSENTS, AMENDMENTS, WAIVERS, ETC.
                         ----------------------------------

     Any consent or approval required or permitted by this Credit Agreement to be given by the Banks may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower or any of its Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the written consent of the Majority Banks. Notwithstanding the foregoing, a decrease in the rate of interest on the Notes (other than interest accruing pursuant to (S)6.11.2 following the effective date of any waiver by the Majority Banks of the Default or Event of Default relating thereto), the amount of the Commitments of the Banks (other than increases which are contemplated by (S)20.1.2 hereof), and the amount of the Commitment Fee or Letter of Credit Fees hereunder may not be reduced without the written consent of the Borrower and the written consent of each Bank affected thereby; the Revolving Credit Loan Maturity Date and the Term Loan Maturity Date may not be postponed, no date fixed for payment may be postponed and the amount of any scheduled payment may not be reduced without the written consent of each Bank affected thereby; this (S)27 and the definition of Majority Banks may not be amended, without the written consent of all of the Banks; all or substantially all of the Collateral (except if the release or disposition of such Collateral is permitted or provided for in the provisions of
(S)10.5.2 hereof) may not be released without the written consent of all of the Banks; and the amount of the Agent's Fee or any Letter of Credit Fees payable for the Agent's account and (S)16 may not be amended without the written consent of the Agent. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

                              28.  SEVERABILITY.
                                   ------------

     The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

     IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.

                              MAPICS, INC.

                              By: ____________________________________
                                    William J. Gilmour
                                    Chief Financial Officer

                              FLEET NATIONAL BANK (f/k/a
                              BANKBOSTON, N.A.), individually and
                              as Agent

                              By: ____________________________________
                                    Jay L. Massimo
                                    Director

                                  SCHEDULE 1
                                  -------- -

                             Banks and Commitments
                             ---------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                           Revolving
                                                         Revolving        Credit Loan                        Term Loan
                         Bank                           Credit Loan        Commitment       Term Loan       Commitment
                         ----
                                                         Commitment        Percentage      Commitment       Percentage
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
  BankBoston, N.A.                                     $ 5,000,000.00   25.0000000000%  $10,000,000.00   25.0000000000%
  Domestic and Eurodollar Lending Office:
  100 Federal Street
  Boston, Massachusetts 02110
  Attn:  Jay L. Massimo

----------------------------------------------------------------------------------------------------------------------------------
  Suntrust Bank                                        $ 4,333,333.33   21.6666666667%  $ 8,666,666.67   21.6666666667%
  303 Peachtree Road, NE
  2/nd/ Floor
  Atlanta, Georgia 30308
  Attn:  Brian Peters

----------------------------------------------------------------------------------------------------------------------------------
  Bank Austria Creditanstalt Corporate                 $ 4,000,000.00   20.0000000000%  $ 8,000,000.00   20.0000000000%
  Finance, Inc.
  Two Ravinia Drive
  Suite 1680
  Atlanta, Georgia 30345
  Attn:  Stephen Hipp

----------------------------------------------------------------------------------------------------------------------------------
  National City Bank of Kentucky                       $ 3,333,333.33   16.6666666667%  $ 6,666,666.67   16.6666666667%
  101 South 5th Street
  Louisville, Kentucky 40202
  Attn:  Glenn Nord

----------------------------------------------------------------------------------------------------------------------------------
  Wachovia Bank, N.A.                                  $ 3,333,333.33   16.6666666667%  $ 6,666,666.67   16.6666666667%
  South East Corporate Division
  3333 Riverwood Parkway
  Atlanta, Georgia 30339
  Attn:  Tannie Fabbrini

----------------------------------------------------------------------------------------------------------------------------------
  Total:                                               $20,000,000.00  100.0000000000   $40,000,000.00  100.0000000000
                                                                              %                                %
----------------------------------------------------------------------------------------------------------------------------------